--------------------------------------------------------------------------------
  A MESSAGE TO SHAREHOLDERS
--------------------------------------------------------------------------------
Dear Fellow Shareholders,

We are very pleased to report that the six months ended February 2000 was a period of continued recovery for the real economies of Asia. In spite of this improvement in real economic activity, investment performance during the period has been mixed. The performance of the six funds in the Matthews International Funds series ranged from (6.1%) in the case of the Matthews Korea Fund to 23.4% in the case of the Matthews Pacific Tiger Fund. These returns must be seen in the context of the generally strong performance from the market lows of two years ago, and, in our opinion, reflect a reasonable consolidation following a period of rapid gains.

Asia (ex-Japan's) rapid recovery from the depths of economic crisis has confounded many skeptics who believed that it would be many years before growth could be restored to anything like pre-crisis levels. While there is still much room for improvement in the region's financial structures, regulatory bodies, corporate governance, disclosure and transparency issues in general, we believe that the recovery is very real and a result of genuine reform. Prior to the crisis, the region's economies were characterized by strong central government influence in capital investment decisions, a propensity to invest in capital-intensive industries with large fixed assets, a highly bureaucratic capital allocation process, and a general disdain for free market economic principals.

Many measures have been enacted post-crisis at the behest of the International Monetary Fund (the "IMF"), the World Bank, and international investors aimed at changing this model. There are already many signs that these fundamental changes are working. The development of secondary markets in Asia such as the KOSDAQ in Korea, the Mother Market in Japan, the SESDAQ in Singapore, and the GEM in Hong Kong, all now growing rapidly, exemplify the opening of financial markets in Asia as a whole.

We are very pleased to have added a new fund to our series in late December last year. The "New Economy" has arrived in Asia with a vengeance. In our opinion, the combination of Asia's new free market spirit, the much-improved regulatory environment and the rapid deployment of new technologies is the region's best hope for the achievement of its long-term growth potential.

The Matthews Asian Technology Fund is designed to participate in a sector that we believe will be at the forefront of this growth. From Japan to China, Asians are adopting new technologies and new business models at a staggering rate. For Asia's overall recovery to continue, significant improvements in productivity will have to occur, and the best hope for that is the application of new technologies. Asian corporations have historically invested proportionally less than their U.S. counterparts in information technology, and we believe that most now recognize this must change. As long as the trend towards more market-oriented economies remains intact, we believe a profound shift will continue for many years.

While reform continues in the region, improvements are by no means uniform. In South Korea, for example, the pace of asset sales, corporate downsizing and restructuring has slowed following the initial flurry of activity between January 1998 and mid-1999. Additionally, tensions continue between Taiwan and China despite the promising embracing of democracy by Taiwan in its recent election.

Overall however, we are extremely confident in the prospects for both the region's economic prospects and the outlook for its financial markets. While these markets will be sensitive to any setback in the U.S. market, they are still in the early stages of a new expansionary cycle, which we expect to last well beyond this year.

Sincerely,

        /s/ signature omitted                     /s/ signature omitted

          G. Paul Matthews                           Mark W. Headley
              Chairman,                                President,
      Chief Executive Officer,                      Portfolio Manager
      Chief Investment Officer

--------------------------------------------------------------------------------
  MATTHEWS INTERNATIONAL CAPITAL MANAGEMENT, LLC   INVESTMENT MANAGEMENT TEAM
--------------------------------------------------------------------------------

[photo of G. Paul Matthews and Mark W. Headley omitted]

               G. Paul Matthews               Mark W. Headley
                   Chairman,                    President,
           Chief Executive Officer,          Portfolio Manager
           Chief Investment Officer

[photo of James M. Bogin omitted]

                                 James M. Bogin
                                Portfolio Manager

[photo of Richard H. Gao omitted]

                                 Richard H. Gao
                                Portfolio Manager

[photo of Andrew T. Foster omitted]
                                Andrew T. Foster
                                    Assistant
                                Portfolio Manager

--------------------------------------------------------------------------------
  PORTFOLIO MANAGER'S COMMENTS
--------------------------------------------------------------------------------

MATTHEWS ASIAN GROWTH AND INCOME FUND
Portfolio Manager: G. Paul Matthews

Q:  HOW DID THE FUND PERFORM IN THE SIX MONTHS ENDED FEBRUARY 29, 2000?

A: In a period characterized by rising equity prices, the Matthews Asian Growth & Income Fund did well in view of the lower risk level and the defensive nature of its holdings. With 72% of assets invested in convertible securities, the Fund still returned 10.1% for the six months ended February 29, 2000, beating the MSCI Far East ex-Japan Free Index(2) and performed in line with the MSCI Far East ex-Japan Index.(1) For the same period, the indices returned 5.4% and 10.3%, respectively.

Q:  WHAT FACTORS CONTRIBUTED TO PERFORMANCE?

A: One of the strongest factors was that one of the convertible bonds ("CBs") in the Fund, Samsung Electronics CB, has more than doubled in price since the Fund's purchase, contributing positively to the return. The price of the CB, which provided downside protection during the Asian Crisis, performed in line with the underlying equity which performed very well during the market rally.

Q:  IS THE FUND POSITIONED TO TAKE ADVANTAGE OF A STRONG EQUITY MARKET?
IF SO, HOW?

A: Yes, we believe that with the recovery of the Asian economies, equities may be looking more attractive than fixed-income-like products. In view of this, we have increased the weighting of the portfolio to 27% equities. We are interested in under-valued companies with above average dividend yields. We have added a position in Vitasoy, a soy-drink manufacturer and retailer with sound fundamentals yielding over 8% dividend when purchased. We are also buying new CB issuances poised to take advantage of a rally in the underlying equities. One example is the purchase of Taiwan's Mosel Vitelik CB, whose stock had a rally and along with it, the price of our CB holding. We are also considering increasing our weighting in the Korean market as new issues emerge. Many Korean companies are expressing interest in issuing convertible securities as an alternative to straight bonds to raise money. We plan to continue to look for convertible bonds which will perform in line with the underlying equities in a rally.

Q:  WHAT IS THE OUTLOOK FOR THE CONVERTIBLE SECURITIES MARKET IN ASIA
IN GENERAL?

A: We are beginning to see renewed interest in the issuances of dollar-denominated convertible securities and we find increased corporate activity as a positive sign for the overall market. In Taiwan, Acer Inc. recently issued a new convertible bond and Haansoft Inc. (a recent addition to our Korea Fund) is also planning a CB issuance. Some of Japan's emerging companies are also opting to issue CBs rather than rights issues to raise further equity, thus presenting the Fund with interesting opportunities in the Japanese market. We intend to actively participate in the issues in which we see attractive risk/return characteristics. We believe that activity in the convertible securities market is definitely picking up again.

----------------------------------------------------------------------------------------------------------
                      ANNUALIZED PERFORMANCE INFORMATION (AS OF FEBRUARY 29, 2000)
----------------------------------------------------------------------------------------------------------
                                                    ONE YEAR      3 YEARS     5 YEARS    SINCE INCEPTION
                                                                                            (9/12/94)
----------------------------------------------------------------------------------------------------------
  MATTHEWS ASIAN GROWTH AND INCOME FUND ...........  52.15%        4.67%        7.36%         6.17%
  MSCI ALL COUNTRY FAR EAST EX-JAPAN INDEX(1) .....  68.44%       (3.43%)       0.93%        (1.32%)
  MSCI ALL COUNTRY FAR EAST FREE EX-JAPAN INDEX(2)   58.15%       (7.85%)      (0.40%)       (2.87%)
----------------------------------------------------------------------------------------------------------

1  The   MSCI   All   Country   Far  East   ex-Japan   Index  is  an   unmanaged
   capitalization-weighted   index  of  stock  markets  of  Hong  Kong,  Taiwan,
   Malaysia, Singapore, Korea, Indonesia, Philippines, Thailand, and China.

2 The MSCI All Country Far ex-Japan Free Index is an unmanaged capitalization-weighted index of stock markets of Hong Kong, Taiwan, Singapore, Korea, Indonesia, Philippines, Thailand, and China that excludes securities not available to foreign investors. Malaysia is not represented in the Index, and Taiwan is only represented at 50% of its total market cap.

--------------------------------------------------------------------------------
  MATTHEWS ASIAN GROWTH AND INCOME FUND
                       SCHEDULE OF INVESTMENTS   FEBRUARY 29, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                      ------        -----
EQUITIES - 26.54%****
  CHINA/HONG KONG - 15.91%
  Cable & Wireless HKT,
     Ltd. ADR                            6,600 $    205,012
  Cable & Wireless HKT, Ltd.            44,000      146,708
  Chen Hsong Holdings, Ltd.          1,060,000      236,984
  China Hong Kong Photo
     Products Holdings, Ltd.         1,186,003      138,673
  Dairy Farm International
     Holdings, Ltd.                    192,600      108,819
  Hong Kong Aircraft
     Engineering Co., Ltd.              72,400       99,072
  Peregrine Investments
     Holdings, Ltd.**                   64,000            0
  Shadong Huaneng Power Co.,
     Ltd. ADR                           48,000      168,000
  South China Morning Post
     (Holdings), Ltd.                  334,000      332,592
  The Wharf (Holdings), Ltd.           100,000      171,532
  Tungtex Holdings                     834,000      102,873
  Vitasoy International
     Holdings, Ltd.                    464,000       97,775
                                                -----------
  TOTAL CHINA/HONG KONG                           1,808,040
                                                -----------

  MALAYSIA - 0.04%
  Renong Berhad Warrants**              40,000        4,211
                                                -----------
  SOUTH KOREA - 5.71%
  Sindo Ricoh Co.                        9,100      257,447
  SK Corp. GDR                          42,286      322,431
  Ssangyong Oil Refining Co.,
     Ltd. Pfd. Shares                    5,600       68,818
                                                -----------
  TOTAL SOUTH KOREA                                 648,696
                                                -----------

  TAIWAN - 4.31%
  Compal Electronics, Inc.             117,320      408,900
  Ton Yi Industrial Corp.**             77,920       32,742
  Winbond Electronics
     Corp. GDR**                         2,000       48,750
                                                -----------
  TOTAL TAIWAN                                      490,392
                                                -----------

  THAILAND - 0.57%
  Srithai Superware
     Public Co., Ltd.**                 78,000       29,162
  Thai Reinsurance
     Public Co., Ltd.                   45,000       36,009
                                                -----------
  TOTAL THAILAND                                     65,171
                                                -----------

TOTAL EQUITIES
   (Cost $2,863,161)                              3,016,510
                                                -----------



                                    FACE AMOUNT     VALUE
                                    -----------     -----

INTERNATIONAL DOLLAR BONDS - 72.46%****
  CHINA/HONG KONG - 32.87%
  Shangri-La Asia Capital, Ltd.
     2.875%, 12/16/00               $  500,000 $    480,000
  HSH Overseas Finance, Ltd.
     5.000%, 01/06/01                  250,000      243,125
  Hong Kong Land Co.
     4.000%, 02/23/01                  450,000      436,500
  New World Infrastructure, Ltd.
     5.000%, 07/15/01                  350,000      338,625
  Qingling Motors, Ltd.***
     3.500%, 01/22/02                1,000,000      277,500
  First Pacific Capital, Ltd.
     2.000%, 03/27/02                  250,000      271,250
  Shanghai Industrial
     Investment Co.
     1.000%, 02/24/03                  200,000      206,000
  Cosco Treasury Co., Ltd.
     1.000%, 03/13/03                  300,000      297,750
  Guangdong Investment, Ltd.***
     3.250%, 04/07/03                  170,000       73,950
  Zhenhai Refining &
     Chemical Co., Ltd.
     3.000%, 12/19/03                  250,000      261,250
  Huaneng Power International
     Public Co., Ltd.
     1.750%, 05/21/04                  400,000      421,000
  Regal Hotels International
     Holdings, Ltd.
     5.250%, 12/13/08                   95,000       47,500
  Amoy Properties, Ltd.
     5.500%, 12/29/49                  650,000      381,875
                                                -----------
  TOTAL CHINA/HONG KONG                           3,736,325
                                                -----------

  INDONESIA - 3.46%
  Asia Pulp & Paper Global
     Finance V, Ltd.
     2.000%, 07/25/00                  150,000      168,375
  Polymax***
     2.000%, 02/27/06                  260,000      224,900
                                                -----------
  TOTAL INDONESIA                                   393,275
                                                -----------

  PHILIPPINES - 4.26%
  Metro Pacific Capital, Ltd.
     2.500%, 04/11/03                   60,000       66,600
  JG Summit (Cayman), Ltd.
     3.500%, 12/23/03                   80,000       65,000
  International Container
     Terminal Services, Inc.
     1.750%, 03/13/04                  250,000      254,375
  FDC Capital Cayman
     2.500%, 05/15/06                   90,000       98,775
                                                -----------
  TOTAL PHILIPPINES                                 484,750
                                                -----------
                                       4

--------------------------------------------------------------------------------
  MATTHEWS ASIAN GROWTH AND INCOME FUND
                       SCHEDULE OF INVESTMENTS   FEBRUARY 29, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                    FACE AMOUNT     VALUE
                                    -----------     -----
  SINGAPORE - 7.11%
  Fullerton Global Corp.
     0.000%, 04/02/03                 $400,000  $   413,500
  Finlayson Global Corp.***
     0.000%, 02/19/04                  200,000      394,500
                                                -----------
  TOTAL SINGAPORE                                   808,000
                                                -----------

  SOUTH KOREA - 7.20%
  Samsung Display Devices Co.
     0.250%, 03/12/06                  250,000      285,000
  Samsung Electronics Co.
     0.250%, 12/31/06                  100,000      329,000
  Samsung Electronics Co.
     0.000%, 12/31/07                  100,000      204,000
                                                -----------
  TOTAL SOUTH KOREA                                 818,000
                                                -----------

  TAIWAN - 9.82%
  Winbond Electronics Corp.
     1.000%, 11/04/02                  300,000      565,500
  Yageo Corp.
     1.250%, 07/24/03                   80,000      116,000
  Walsin Lihwa Corp.
     3.250%, 06/16/04                  120,000      136,200
  Mosel Vitelic, Inc.***
     1.000%, 02/02/05                  300,000      298,500
                                                -----------
  TOTAL TAIWAN                                    1,116,200
                                                -----------

  THAILAND - 7.74%
  Bank of Asia Public Co., Ltd.
     3.750%, 02/09/04                  300,000      216,000
  Bangkok Bank Public Co.
     4.589%, 03/03/04                  625,000      334,375
  Robinson Department Store
     Public Co., Ltd.
     4.250%, 04/07/04                   50,000        9,750
  Tipco Asphalt Co.
     2.750%, 09/19/06                  300,000      319,500
                                                -----------
  TOTAL THAILAND                                    879,625
                                                -----------

TOTAL INTERNATIONAL
   DOLLAR BONDS
   (Cost $7,810,197)                              8,236,175
                                                -----------
TOTAL INVESTMENTS - 99.00%****
   (Cost $10,673,358*)                          $11,252,685

CASH AND OTHER ASSETS,
   LESS LIABILITIES - 1.00%                         114,167
                                                -----------
NET ASSETS - 100%                               $11,366,852
                                                ===========



                                                    VALUE
                                                    -----

    * Cost for Federal income tax purposes is $10,673,358
      and net unrealized appreciation consists of:
           Gross unrealized appreciation        $ 1,811,728
           Gross unrealized depreciation         (1,232,401)
                                                -----------
           Net unrealized appreciation          $   579,327
                                                ===========
   ** Non-income producing security
  *** Security exempt from registration under Rule 144A of the Securities Act of
      1933.  These  securities  may  be  resold  in  transactions   exempt  from
      registration, normally to qualified institutional buyers. At February 29, 2000, the value of these securities amounted to $1,269,350 or 11.17% of net assets.
 **** As a percentage of net assets as of February 29, 2000.

MARKET SECTOR DIVERSIFICATION
AS A PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES

  Consumer Discretionary:
    Consumer Durables & Apparel.............      1.17%
    Hotels, Restaurants, & Leisure..........      4.69
    Media...................................      2.96
    Retailing...............................      0.09
  Consumer Staples:
    Beverages...............................      0.87
    Food & Drug Retailing...................      0.97
    Food Products...........................      2.00
  Energy:
    Energy..................................      2.93
    Oil & Gas...............................      2.87
  Financials:
    Banks...................................      4.89
    Diversified Financial...................      5.83
    Insurance...............................      0.32
    Real Estate.............................      9.66
  Industrials:
    Capital Goods...........................     12.90
    Commercial Services & Supplies..........      2.29
    Diversified Industrials.................      2.41
    Transportation..........................      9.45
  Information Technology:
    Technology Hardware & Equipment.........     20.04
  Materials:
    Materials...............................      1.79
  Telecommunication Services:
    Telecommunication Services..............      6.64
  Utilities:
    Utilities...............................      5.23
                                                ------
  TOTAL INVESTMENTS ........................    100.00%
                                                ======

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
  PORTFOLIO MANAGERS' COMMENTS
--------------------------------------------------------------------------------

MATTHEWS ASIAN TECHNOLOGY FUND
Portfolio Managers:  G. Paul Matthews, Mark W. Headley and
Andrew T. Foster (Assistant)

Q:  HOW HAS THE FUND PERFORMED FROM INCEPTION TO FEBRUARY 29, 2000?

A: From inception on December 27, 1999 to February 29, 2000, the Matthews Asian Technology Fund returned 13.7%. Since the Fund's December launch, performance of technology shares on a global basis has been volatile. The NASDAQ Index, up 15.4% year-to-date, has already seen two 8% corrections in the first two months of the year. Since the beginning of the year, Japan's JASDAQ(1) Index has been equally volatile - falling around 10%, only to rise around 35% in the following month. The JASDAQ Index is up 20.5% for the first two months of the year. In Korea, the KOSDAQ(2) Index has followed a similar pattern - falling around 30%, then rising 49% to finish the first two months up 5.1%.

To date, it has been a struggle to find a benchmark Pacific Basin region index that satisfactorily measures the performance of technology shares across the region. As such, Matthews International has collaborated with Morgan Stanley Capital International (MSCI) to develop a more appropriate and objective sector benchmark. The new MSCI/Matthews Asian Technology Index(3) tracks technology companies in both Japan and Asia ex-Japan, and includes weightings in IT firms, telecoms and Internet companies. The MSCI/Matthews Asian Technology Index is down 5.1% for the first two months of this year ending February 29.

Q:  WHAT CONTRIBUTED TO THE FUND'S OUTPERFORMANCE DURING THE PERIOD?

A: Our holdings in software companies specializing in business applications and Internet security have made significant contributions to the Fund's performance. Our positions in a telecommunications company and a computer-maker company in Mainland China have also seen strong appreciation. Lastly, the Fund's underweight position in several prominent Japanese Internet stocks has helped the Fund's performance during the recent correction in the technology sector.

Q: CAN YOU COMMENT ON SOME OF THE STOCK IDEAS THAT HAVE CONTRIBUTED TO THE FUND'S PERFORMANCE THIS QUARTER?

A: Two of the Fund's best-performing stocks are from Korea, despite overall weakness in the Korean market. One company, Cybertek Holdings, develops Internet security solutions for the private sector and has over 40% share of the domestic market. The other company, Samsung Electronics, is a world-class maker of DRAM memory chips, TFT-LCD screens, and wireless phone handsets.

Q:  DO YOU HAVE ANY FAVORITE SUB-SECTORS AND WHY ARE THEY FAVORABLE?

A: Despite the fact that we continue to find promising Internet investments, we are concerned about the sustainability of many Asian Internet ventures. As such, apart from a few strong Internet plays, the Fund favors technology manufacturers and telecommunications companies with robust businesses and strong competitive advantages.

Q:  HOW IS THE FUND POSITIONED TO TAKE ADVANTAGE OF THIS VIEW?

A: The Fund has been aggressively adding to positions in the manufacturing and telecommunications sub-sectors. We recently raised weightings in several world-class Taiwanese chip and hardware makers. We have also been adding to the Fund's positions in Samsung Electronics and Asia Satellite Telecommunications, a pan-Asia satellite operator.

------------------------------
1 JASDAQ: Japan's equivalent of the U.S. NASDAQ market
2 KOSDAQ: Korea's equivalent of the U.S. NASDAQ market
3 The  MSCI/Matthews  Asian  Technology Index covers Japan and the Asia ex-Japan region. The Index tracks a broad range of technology stocks including: semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services.

--------------------------------------------------------------------------------
  MATTHEWS ASIAN TECHNOLOGY FUND
                       SCHEDULE OF INVESTMENTS   FEBRUARY 29, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                      ------        -----
EQUITIES - 93.91%***
  CHINA/HONG KONG - 19.62%
  Asia Satellite Telecommunications
     Holdings, Ltd. ADR                  3,000 $    111,750
  Asia Satellite Telecommunications
     Holdings, Ltd.                     84,000      303,824
  Automated Systems
     Holdings, Ltd.                    102,000       85,188
  Cheung Wah Development
     Co., Ltd.**                       126,000      194,275
  China Telecom
     (Hong Kong), Ltd.**                27,000      248,047
  e-Kong Group, Ltd.**                 540,000      201,213
  e-New Media Co., Ltd.**              980,000      346,276
  Fortune Tele.com
     Holdings, Ltd.**                  100,000       50,753
  Legend Holdings, Ltd.                104,000      481,061
  Pacific Century
     CyberWorks, Ltd.**                 85,000      241,912
  Television Broadcasts, Ltd.           28,000      230,251
                                                -----------
  TOTAL CHINA/HONG KONG                           2,494,550
                                                -----------

  JAPAN - 26.36%
  Canon, Inc.                            7,000      291,242
  Fujitsu, Ltd.                         10,000      332,301
  Honda Tsushin Kogyo Co., Ltd.          4,000      227,604
  Kyowa Hakko Kogyo Co., Ltd.           19,000      247,360
  Liquid Audio Japan, Inc.**                 2      133,467
  Mitsubishi Electric Corp.             42,000      372,050
  Nintendo Co., Ltd.                     2,100      458,658
  Sharp Corp.                           16,000      335,033
  Sony Corp.                             2,200      650,947
  Woodland Corp.                         5,000      302,713
                                                -----------
  TOTAL JAPAN                                     3,351,375
                                                -----------

  SINGAPORE - 9.90%
  Avimo Group, Ltd.                    116,000      205,953
  CSE Systems &
     Engineering, Ltd.**               269,000      229,434
  Datacraft Asia, Ltd.                  23,000      194,350
  Informatics Holdings, Ltd.           455,000      244,198
  St Assembly Test Services,
     Ltd. ADR**                          3,000      144,000
  Venture Manufacturing
     (Singapore), Ltd.                  16,000      240,441
                                                -----------
  TOTAL SINGAPORE                                 1,258,376
                                                -----------



                                      SHARES        VALUE
                                      ------        -----
  SOUTH KOREA - 27.63%
  Comtec System Co., Ltd.               14,430 $    174,777
  Cybertek Holdings, Inc.**              4,090      750,306
  Dacom Corp.                              660      190,805
  Daou Technology, Inc.**                8,930      232,901
  Daum Communications Corp.**              600       97,604
  Haansoft Inc.                          5,710      204,955
  Hansol M.com Co., Ltd.**               3,755      130,633
  Korea Next Education
     Service, Inc.**                     1,950      589,600
  Korea Telecom Corp. ADR**              3,000      130,500
  Korea Telecom Freetel**                1,040       95,623
  Locus Corp.**                            726      153,723
  Samsung Electronics Co.                2,200      497,920
  SEROME Technology, Inc.**              2,080      262,964
                                                -----------
  TOTAL SOUTH KOREA                               3,512,311
                                                -----------

  TAIWAN - 8.41%
  Acer, Inc.**                          69,000      187,671
  Polaris Securities Co., Ltd.          59,000       77,642
  RF-Link System, Inc.**               131,000      202,687
  Taiwan Semiconductor
     Manufacturing Co., Ltd. ADR**         500       29,906
  Taiwan Semiconductor
     Manufacturing Co., Ltd.**          17,000      111,303
  Via Technologies, Inc.**              20,000      230,619
  WYSE Technology Taiwan, Ltd.          87,000      229,544
                                                -----------
  TOTAL TAIWAN                                    1,069,372
                                                -----------

  THAILAND - 1.99%
  Advanced Info Service
     Public Co., Ltd.**                  9,500      147,553
  Shinawatra Satellite
     Public Co., Ltd.**                118,800      105,974
                                                -----------
  TOTAL THAILAND                                    253,527
                                                -----------

TOTAL INVESTMENTS - 93.91%***
   (Cost $10,320,141*)                           11,939,511

CASH AND OTHER ASSETS,
   LESS LIABILITIES - 6.09%                         774,897
                                                -----------
NET ASSETS - 100%                               $12,714,408
                                                ===========

   * Cost for Federal income tax purposes is $10,320,141 and net unrealized appreciation consists of:
        Gross unrealized appreciation           $ 2,045,586
        Gross unrealized depreciation             (426,216)
                                                -----------
        Net unrealized appreciation             $ 1,619,370
                                                ===========
   ** Non-income producing security
  *** As a percentage of net assets as of February 29, 2000.

--------------------------------------------------------------------------------
  MATTHEWS ASIAN TECHNOLOGY FUND
                       SCHEDULE OF INVESTMENTS   FEBRUARY 29, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

MARKET SECTOR DIVERSIFICATION
AS A PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES

  Consumer Discretionary:
    Household Durables......................      8.26%
    Internet & Catalog Retail...............      0.43
    Leisure Equipment & Products............      3.84
    Media...................................      5.41
    Textiles & Apparel......................      1.63
  Financials:
    Diversified Financials..................      0.65
  Health Care:
    Pharmaceuticals.........................      2.07
  Industrials:
    Electrical Equipment ...................      3.12
  Information Technology:
    Communications Equipment................      7.98
    Computers & Peripherals.................     12.84
    Electronic Equipment & Instruments .....      3.74
    Internet Software & Services............     21.97
    IT Consulting & Services................      3.97
    Office Electronics......................      2.44
    Semiconductor Equipment & Products......      8.49
    Software................................      4.38
  Telecommunication Services:
    Diversified Telecommunication Services..      4.38
    Wireless Telecommunication Services.....      4.40
                                                ------
  TOTAL INVESTMENTS ........................    100.00%
                                                ======

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
  PORTFOLIO MANAGERS' COMMENTS
--------------------------------------------------------------------------------

MATTHEWS DRAGON CENTURY CHINA FUND
Co-Portfolio Managers: G. Paul Matthews, Mark W. Headley and Richard H. Gao

Q:  HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED FEBRUARY 29, 2000?

A: The Matthews Dragon Century China Fund was basically flat (0.44%) during the period while our benchmark CL China World Index(1) returned (0.16%), and the MSCI China Free Index(2) returned (37.49%). What contributed to our relatively strong performance was our decision to overweight the Red Chip(3) sector, and within the sector, the telecommunications and technology stocks which performed strongly. Also, our decision to underweight the state-owned H-Share(4) market paid off as the sector underwent a massive correction as the companies continue their reform and restructuring programs.

Q: ACCORDING TO LIPPER ANALYTICAL SERVICES, THE FUND RANKED BELOW AVERAGE RELATIVE TO ITS PEERS IN THE SIX MONTHS ENDED FEBRUARY 29, 2000. IS THERE A SPECIFIC REASON AS TO WHY THAT WAS THE CASE?

A: Yes, our Fund is a pure China play. By that, we mean the Fund invests strictly in Mainland China-related companies. We do not invest in, for example, the Blue Chip sector in Hong Kong, or companies based in Singapore or Malaysia, as some of our competitors do. Because China's economy was still in a recovery stage during the six month period, there was a drift overall among fund managers towards picking companies loosely defined as China-related. We did not drift from the Fund's objective and were rewarded later when Mainland China companies had a strong run-up in March.

Q: WHAT TRENDS DO YOU SEE DEVELOPING IN THE CHINESE ECONOMY?

A: We see economic recovery in progress. Export growth was up strongly at 48% in February year-on-year. After 22 months of shrinking CPI figures (deflation), the CPI is growing again. Coupled with strong foreign exchange reserves of over $154 bn. and a high export growth figure, the fear of currency devaluation has subsided. With the currency (RMB) stable, GDP growth is projected to be at 7.4% for this year, reversing an eight-year trend of declining GDP growth. We are bullish on China's economic recovery.

Q: WHAT ARE YOUR  FAVORITE  SECTORS IN CHINA?

A: Telecommunications and technology without a doubt. Cellular phone owners are projected to increase by 79% this year and one of our core holdings, China Telecom, is a dominant operator of mobile services in China. PC ownership is growing rapidly; Internet users grew by 450% to 8.9 million in 1999 alone and are projected to grow even faster this year. Recently NASDAQ listed Asia Info, a network solutions and internet infrastructure company with an established niche in China, is one of our recent additions to the portfolio. Legend Holdings, the dominant PC maker and distributor with 27% market share in China, is another of our core holdings and has done extremely well for the Fund. The Fund is currently overweight in fast growing sectors and well positioned to take advantage of China's technological boom and economic recovery.

--------------------------------------------------------------------------------
          ANNUALIZED PERFORMANCE INFORMATION (AS OF FEBRUARY 29, 2000)
--------------------------------------------------------------------------------
                                                 ONE YEAR        SINCE INCEPTION
                                                                    (2/19/98)
--------------------------------------------------------------------------------
  MATTHEWS DRAGON CENTURY CHINA FUND ..........   66.72%             (7.25%)
  CREDIT LYONNAIS CHINA WORLD INDEX(1).........   74.50%             (4.67%)
  MSCI CHINA FREE INDEX2 ......................   13.50%            (28.61%)
--------------------------------------------------------------------------------

1 The Credit Lyonnais China World Index is an unmanaged capitalization-weighted index of Chinese equities which are listed on the Hong Kong, Shanghai, and Shenzhen stock exchanges.

2 The MSCI China Free Index is an unmanaged capitalization-weighted index of Chinese equities that includes only H-shares listed on the Hong Kong exchange, B-shares listed on the Shanghai and Shenzhen exchanges, and N-shares listed on the New York Stock Exchange.

3 Red Chips: Chinese companies listed on the Hong Kong Stock Exchange that have at least 35% of their share holdings held directly or indirectly by state-owned organizations or provincial or municipal authorities in China

4 H-Shares: state-owned Chinese companies listed on the Hong Kong stock exchange

--------------------------------------------------------------------------------
  MATTHEWS DRAGON CENTURY CHINA FUND
                      SCHEDULE OF INVESTMENTS   FEBRUARY 29, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                      ------        -----
EQUITIES - CHINA/HONG KONG - 107.87%***
CONSUMER DISCRETIONARY - 17.71%
  DISTRIBUTORS - 3.32%
  Beijing Enterprises Holdings, Ltd.   210,000   $  237,447
                                                -----------



  HOTELS, RESTAURANTS & LEISURE - 1.14%
  China Travel International
     Investment Hong Kong, Ltd.        318,000       81,719
                                                -----------
  HOUSEHOLD DURABLES - 7.16%
  Guangdong Kelon Electrical
     Holdings Co., Ltd. H Shares       226,500      110,590
  TCL International
     Holdings, Ltd.**                  528,000      278,152
  Wuxi Little Swan Co.,
     Ltd. B Shares                     257,400      122,701
                                                -----------
                                                    511,443
                                                -----------

  SPECIALTY RETAIL - 2.99%
  China Merchants Holdings
     International Co., Ltd.           344,000      213,265
                                                -----------

  TEXTILES & APPAREL - 3.10%
  Glorious Sun Enterprises, Ltd.       822,000      221,797
                                                -----------
  TOTAL CONSUMER DISCRETIONARY                    1,265,671
                                                -----------

CONSUMER STAPLES - 4.71%
  FOOD & DRUG RETAILING - 3.38%
  Ng Fung Hong, Ltd.                   602,000      237,851
  Want Want Holdings, Ltd.               3,500        3,675
                                                -----------
                                                    241,526
                                                -----------
  PERSONAL PRODUCTS - 1.33%
  Hengan International
     Group Co., Ltd.**                 370,000       95,081
                                                -----------

  TOTAL CONSUMER STAPLES                            336,607
                                                -----------

ENERGY - 1.49%
  OIL & GAS - 1.49%
  Zhenhai Refining and
     Chemical Co., Ltd. H Shares       938,000      106,060
                                                -----------

FINANCIALS - 5.85%
  REAL ESTATE - 5.85%
  China Resources
     Enterprises, Ltd.                 204,000      263,427
  China Vanke Co., Ltd. B Shares       313,909      154,881
                                                -----------
  TOTAL FINANCIALS                                  418,308
                                                -----------



                                      SHARES        VALUE
                                      ------        -----

HEALTH CARE - 4.05%
  PHARMACEUTICALS - 4.05%
  China Pharmaceutical
     Enterprise and
     Investment Corp., Ltd.          1,802,000   $  194,490
  Guangzhou Pharmaceutical Co.,
     Ltd. H Shares                   1,056,000       94,979
                                                -----------
  TOTAL HEALTH CARE                                 289,469
                                                -----------

INDUSTRIALS - 26.60%
  AIRLINES - 1.01%
  China Southern Airlines Co.
     Ltd. ADR**                          9,500       72,437
                                                -----------
  CONSTRUCTION MATERIALS - 1.40%
  Cheung Kong Infrastructure
     Holdings, Ltd.                     73,000       99,893
                                                -----------
  INDUSTRIAL CONGLOMERATES - 7.26%
  Citic Pacific, Ltd.                  103,000      518,785
                                                -----------

  MACHINERY - 0.95%
  Qingling Motors Co.,
     Ltd. H Shares                     634,000       67,613
                                                -----------
  ROAD & RAIL - 0.34%
  Dazhong Transportation Co.
     B Shares**                         66,000       24,024
                                                -----------
  TRADING COMPANIES & DISTRIBUTORS - 2.82%
  China Hong Kong Photo
     Products Holdings, Ltd.         1,724,000      201,578
                                                -----------

  TRANSPORTATION INFRASTRUCTURE - 12.82%
  Cosco Pacific, Ltd.                  364,000      208,126
  New World China Land, Ltd.**         645,600      190,790
  New World Infrastructure, Ltd.**     204,000      228,041
  Shanghai Zhenhua Port
     Machinery Co., Ltd. B Shares      360,000       92,160
  Zhejiang Expressway Co.,
     Ltd. H Shares                   1,582,000      197,171
                                                -----------
                                                    916,288
                                                -----------
  TOTAL INDUSTRIALS                               1,900,618
                                                -----------

INFORMATION TECHNOLOGY - 23.50%
  COMMUNICATIONS EQUIPMENT - 2.40%
  Eastern Communications Co.,
     Ltd. B Shares                     202,000      171,700
                                                -----------
  COMPUTERS & PERIPHERALS - 14.50%
  Legend Holdings, Ltd.                224,000    1,036,131
                                                -----------

--------------------------------------------------------------------------------
  MATTHEWS DRAGON CENTURY CHINA FUND
                       SCHEDULE OF INVESTMENTS   FEBRUARY 29, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                      ------        -----
  ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.25%
  Stone Electronic
     Technology, Ltd.**                194,000   $   89,113
                                                -----------
  INTERNET SOFTWARE & SERVICES - 0.52%
  China.com Corp. A Shares**               300       36,862
                                                -----------

  SOFTWARE - 4.83%
  Founder Hong Kong, Ltd.**            290,000      232,885
  Yuxing Infotech Holdings, Ltd.**     124,000      112,325
                                                -----------
                                                    345,210
                                                -----------
  TOTAL INFORMATION TECHNOLOGY                    1,679,016
                                                -----------

MATERIALS - 4.79%
  CHEMICALS - 2.00%
  Beijing Yanhua Petrochemical
     Co., Ltd. H Shares              1,390,000      142,879
                                                -----------
  PAPER & FOREST PRODUCTS - 2.79%
  China Everbright, Ltd.**             282,000      199,286
                                                -----------
  TOTAL MATERIALS                                   342,165
                                                -----------

TELECOMMUNICATION SERVICES - 12.86%
  WIRELESS TELECOMMUNICATION
  SERVICES - 12.86%
  China Teleco
     (Hong Kong), Ltd.**               100,000      918,693
                                                -----------

UTILITIES - 6.31%
  Shandong International Power
     Development Co.,
     Ltd. H Shares**                 2,138,000      222,514
  Guangdong Electric Power
     Development Co.,
     Ltd. B Shares                     376,896      169,978
  Zhejiang Southeast Electric
     Power Co., Ltd. B Shares          281,000       58,448
                                                -----------
  TOTAL UTILITIES                                   450,940
                                                -----------



                                                    VALUE
                                                    -----

TOTAL INVESTMENTS - 107.87%***
   (Cost $7,863,222*)                            $7,707,547

LIABILITIES, LESS CASH AND
   OTHER ASSETS - (7.87%)                          (562,066)
                                                -----------
NET ASSETS - 100%                                $7,145,481
                                                ===========

    * Cost for Federal income tax purposes is $7,863,222 and net unrealized depreciation consists of:
           Gross unrealized appreciation         $1,993,791
           Gross unrealized depreciation         (2,149,466)
                                                -----------
           Net unrealized depreciation            ($155,675)
                                                ===========
   ** Non-income producing security
  *** As a percentage of net assets as of February 29, 2000.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
  PORTFOLIO MANAGERS' COMMENTS
--------------------------------------------------------------------------------

MATTHEWS JAPAN FUND
Co-Portfolio Managers: James M. Bogin and Mark W. Headley

Q:  HOW DID THE FUND PERFORM IN THE SIX-MONTH PERIOD ENDING FEBRUARY 29, 2000?

A: The Matthews Japan Fund experienced underperformance in the first 4 months but has rebounded strongly in the last two months. During the six-month period, the Fund returned 7.5% while the TOPIX Index(1) returned 17.7% and the Blue Chip Nikkei Index returned 14.2%. Year-to-date ending February 29, the Fund is catching up quickly with a 12.5% return while TOPIX was down (6.4%) and the Nikkei index was down (1.7%). The Fund has benefited from its holdings in Ichiyoshi Securities, Woodland Corp., Chugai Pharmaceuticals, and Tokyo Broadcasting - all strong performers from individual stock picks across a variety of different sectors. Ichiyoshi Securities specializes in underwriting and brokering small cap stocks, one of the main themes in the recent market. As Japan recovers, its businesses should improve further. Chugai Pharmaceuticals has exposure to biotech, as well as a strong core drug business. Woodland Corp. is a small-cap stock specializing in Enterprise Resource Planning software
(ERP), in which Japan lags the US and we believe will start catching up. Tokyo Broadcasting will benefit from rising advertising revenue as the Japanese economy recovers. The company is also making inroads into digital broadcasting and has been put into the spotlight by the recent focus on content-plays a la Time Warner/AOL in the US.

Q:  HOW IS THE FUND POSITIONED CURRENTLY?

A: Most of the Fund's current holdings would be classified in the finance, consumption, and technology/ communication sectors. Brokerages and stocks associated with technology have been strong and have contributed positively to performance recently. Because consumption is still recovering in Japan, our holdings of the various retail chain stores have not performed well yet. These stocks are fundamentally inexpensive and we believe that their potential will be realized as the Japanese economic recovery becomes more apparent.

Q:  DO YOU HAVE ANY FAVORITE SECTORS OR INDIVIDUAL STOCKS?

A: We continue to favor the brokerage industry. Japanese individuals remain very underweight in equities and mutual funds. Even though the bear market appears to have ended in October 1998, many individuals are not completely convinced of Japan's economic recovery and have most of their assets in a cash-equivalent form. Beginning in 1999, mutual fund assets began to have in-flows, albeit from a low base, and the fact that new mutual funds are being established this year bodes well for the industry. Mergers and acquisitions ("M&A") have only begun to recover and the era of takeovers appears to be almost at hand. M&A, new mutual funds, and the many new listings and other investment banking activities will benefit the brokerage sector directly and we continue to have an overweight position in this category.

--------------------------------------------------------------------------------
          ANNUALIZED PERFORMANCE INFORMATION (AS OF FEBRUARY 29, 2000)
--------------------------------------------------------------------------------
                                              ONE YEAR         SINCE INCEPTION
                                                                 (12/31/98)
--------------------------------------------------------------------------------
  MATTHEWS JAPAN FUND .....................   106.21%             106.95%
  TOPIX (TOKYO STOCK EXCHANGE INDEX)(1) ...    67.48%              55.01%
--------------------------------------------------------------------------------

1 TOPIX: The Tokyo Price Index is a capitalization-weighted index of all companies of the Tokyo Stock Exchange.

--------------------------------------------------------------------------------
   MATTHEWS JAPAN FUND
                       SCHEDULE OF INVESTMENTS   FEBRUARY 29, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                      ------        -----
EQUITIES-JAPAN - 98.43%***
CONSUMER DISCRETIONARY - 37.37%
  HOTELS, RESTAURANTS & LEISURE - 1.65%
  Marche Corp.                          33,000  $   402,586
                                                -----------

  INTERNET & CATALOG RETAIL - 6.08%
  Belluna Co., Ltd.                     48,000    1,481,428
                                                -----------

  LEISURE EQUIPMENT & PRODUCTS - 2.51%
  Nintendo Co., Ltd.                     2,800      611,544
                                                -----------

  MEDIA - 11.30%
  Aoi Advertising Promotion, Inc.       42,000      994,173
  Shochiku Co., Ltd.**                 100,000      577,203
  Tokyo Broadcasting System, Inc.       26,000    1,185,907
                                                -----------
                                                  2,757,283
                                                -----------

  RETAIL - 14.02%
  Arc Land Sakamoto Co., Ltd.           60,000      682,811
  Don Quijote Co., Ltd.                  6,000      873,999
  Himiko Co., Ltd.                      80,000      673,707
  Kyoto Kimono Yuzen Co., Ltd.              93      702,749
  Thanks Japan Corp.                    36,000      485,069
                                                -----------
                                                  3,418,335
                                                -----------

  TEXTILES & APPAREL - 1.81%
  Renown, Inc.                         300,000      442,462
                                                -----------
  TOTAL CONSUMER DISCRETIONARY                    9,113,638
                                                -----------

CONSUMER STAPLES - 2.31%
  FOOD & DRUG RETAILING - 2.31%
  Eco's Co., Ltd.                       48,000      563,729
                                                -----------

FINANCIALS - 30.56%
  DIVERSIFIED FINANCIALS - 27.45%
  Daiwa Securities Group, Inc.          35,000      556,036
  Ichiyoshi Securities Co., Ltd.       226,000    1,687,181
  Japan Securities Finance Co., Ltd.   230,000    1,348,507
  Kokusai Securities Co., Ltd.          54,000      840,677
  Life Co., Ltd.**                     200,000      575,382
  Nichiei Co., Ltd.                     30,000      606,337
  Universal Securities Co., Ltd.       193,000    1,080,617
                                                -----------
                                                  6,694,737
                                                -----------

  REAL ESTATE - 3.11%
  Sumitomo Realty &
     Development Co., Ltd.             250,000      757,921
                                                -----------
  TOTAL FINANCIALS                                7,452,658
                                                -----------
HEALTH CARE - 5.81%
  PHARMACEUTICALS - 5.81%
  Chugai Pharmaceutical Co., Ltd.       65,000      994,173
  Nippon Shinyaku Co., Ltd.             75,000      422,660
                                                -----------
  TOTAL HEALTH CARE                               1,416,833
                                                -----------



                                      SHARES        VALUE
                                      ------        -----
INDUSTRIALS - 3.25%
  MACHINERY - 3.25%
  Nitto Kohki Co., Ltd.                 36,000  $   793,154
                                                -----------
INFORMATION TECHNOLOGY - 13.77%
  COMPUTERS & PERIPHERALS - 11.16%
  Fujitsu, Ltd.                         20,000      664,603
  Woodland Corp.                        34,000    2,058,449
                                                -----------
                                                  2,723,052
                                                -----------

  SOFTWARE - 2.61%
  Miroku Jyoho Service Co., Ltd.        40,000      635,834
                                                -----------
  TOTAL INFORMATION TECHNOLOGY                    3,358,886
                                                -----------

MATERIALS - 2.66%
  CONTAINERS & PACKAGING - 2.66%
  FP Corp.                              16,000      648,216
                                                -----------

TELECOMMUNICATION SERVICES - 2.70%
  DIVERSIFIED TELECOMMUNICATION SERVICES - 2.70%
  Nippon Telegraph & Telephone
     Corp. ADR                           9,700      659,600
                                                -----------

TOTAL INVESTMENTS - 98.43%***
   (Cost $22,060,405*)                          $24,006,714

CASH AND OTHER ASSETS,
   LESS LIABILITIES - 1.57%                         383,830
                                                -----------
NET ASSETS - 100%                               $24,390,544
                                                ===========

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS

                              EXPIRATION        UNREALIZED
                                 DATE          APPRECIATION
                              ----------       ------------
Forward Foreign Exchange
   Contracts to Deliver
   1,028,392,000****
   Japanese Yen in exchange for
   USD, $10,114,150...... 05/31/00-09/29/00        $394,449

    * Cost for Federal income tax purposes is $22,060,405 and net unrealized appreciation consists of:
        Gross unrealized appreciation           $ 4,215,344
        Gross unrealized depreciation            (2,269,035)
                                                -----------
        Net unrealized appreciation             $ 1,946,309
                                                ===========
   ** Non-income producing security
  *** As a percentage of net assets as of February 29, 2000.
 **** Principal amount denoted in Japanese Yen.
  USD United States Dollars See accompanying notes to financial statements.

--------------------------------------------------------------------------------
  PORTFOLIO MANAGERS' COMMENTS
--------------------------------------------------------------------------------

MATTHEWS KOREA FUND
Co-Portfolio Managers: G. Paul Matthews and Mark W. Headley

Q:  HOW DID THE FUND PERFORM IN THE HALF-YEAR PERIOD ENDING FEBRUARY 29, 2000?

A: While the Korean market had a great run-up from the lows of 1998 to mid-1999 with a stunning return of over 240%, the market began to experience consolidation in the second half of 1999. The KOSPI Index(1) was down (7.8%) for the six-months ending February while the Fund performed better and was down slightly less at (6.1%) (Class I shares). Minimal exposure to Daewoo and higher weighting in the telecommunications sector helped the Fund outperform the market. In general, profit-taking by investors coupled with the Daewoo Crisis in August created a weakness in investors' confidence toward the government's determination for reform. The suggestion of the Central Bank towards possibly slowing down recovery by raising interest rates did not help matters and the weakness has continued through the first quarter of 2000.

Q:  WHAT DO YOU SEE AS THE MAIN CONCERNS FOR INVESTORS IN THE KOREA MARKET?

A: The possibility of rising interest rates is never a positive for equity markets. The upcoming parliamentary election in April creates another uncertainty towards reform. For example, the much-needed privatization of KEPCO (a state-operated utility company) is further delayed until we know the final outcome of the new Parliament majority party and leaders. It is clear to us, however, that the momentum towards restructuring is unstoppable, as is evident by the rise of the recently created KOSDAQ (a new secondary market much like the NASDAQ in the US), which seems to have a momentum of its own. It is the uncertainty in the near-term that is creating nervousness towards the Korea market.

Q: WHAT DO YOU SEE AS POSITIVE FACTORS FOR THE KOREA MARKET AND ECONOMY GOING FORWARD?

A: Emerging companies of the 'New Economy' with strong growth are the most exciting aspect near-term. More new capital was raised in 1999 than the total market capitalization of 1998 and the market absorbed all of it. Many 'New Economy' emerging companies are slated to enter the KOSDAQ in year 2000. Also, prior to restructuring, corporate bonds used to be more attractive than equity since the high returns on bonds were virtually backed by the sovereign. Going forward, however, corporate bonds will be priced competitively, making equity more attractive. Fundamentally, valuations on Blue Chip stocks are looking attractive after the consolidation - trading on 0.7x revenue - much cheaper than their counterparts in the region and with improving balance sheets. The KOSPI Index has doubled in each of last two years and yet it is still below the levels of the 1980s. We see further potential upside in the Korean market.

Q:  HOW IS THE FUND POSITIONED TO TAKE ADVANTAGE OF THESE OPPORTUNITIES?

A: We continue to overweight the telecommunications sector as it undergoes deregulation. Dacom Corp., a long-distance telephone and Internet service provider which has done well in 1999, is a core holding of the Fund. In the 'New Economy' companies, we have added Haansoft Inc. to the Fund, a Korean word processing software company branching as an Internet chat play, and Serome Tech., an Internet telephony company with a video-email application. We continue to look for niche players in the KOSDAQ. We plan to actively participate in the many upcoming IPOs of the emerging companies of the 'New Economy' this year.

-----------------------------------------------------------------------------------------------------------
                    ANNUALIZED PERFORMANCE INFORMATION (AS OF FEBRUARY 29, 2000)
-----------------------------------------------------------------------------------------------------------
                                                    ONE YEAR      3 YEARS     5 YEARS    SINCE INCEPTION
                                                                                            (1/3/95)
-----------------------------------------------------------------------------------------------------------
  MATTHEWS KOREA FUND (CLASS I)                      88.77%       6.43%       (4.62%)        (6.41%)
  KOSPI (SOUTH KOREAN STOCK MARKET INDEX)(1)         72.69%      (1.59%)      (8.32%)       (10.37%)
-----------------------------------------------------------------------------------------------------------

1 KOSPI: The Korea Stock Price Index is a capitalization-weighted index of all common stocks listed on the Korea Stock Exchange.

--------------------------------------------------------------------------------
  MATTHEWS KOREA FUND
                       SCHEDULE OF INVESTMENTS   FEBRUARY 29, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                        SHARES      VALUE
                                        ------      -----
EQUITIES - SOUTH KOREA - 98.19%***
CONSUMER DISCRETIONARY - 7.27%
  AUTO COMPONENTS - 0.29%
  Global & Yuasa Battery Co.            22,480 $    506,796
                                               ------------

  AUTOMOBILES - 1.69%
  Hyundai Motor Co., Ltd.**            276,931    2,950,229
                                               ------------

  HOUSEHOLD DURABLES - 1.27%
  LG Electronics, Inc.                 107,750    2,214,814
                                               ------------

  INTERNET & CATALOG RETAIL - 0.01%
  Hansol CSN                             3,215       28,310
                                               ------------

  RETAIL - 4.01%
  Shinsegae Department Store Co.       170,604    7,013,572
                                               ------------
  TOTAL CONSUMER DISCRETIONARY                   12,713,721
                                               ------------


CONSUMER STAPLES - 8.10%
  BEVERAGES - 3.68%
  Hite Brewery Co., Ltd.**             180,211    4,461,043
  Lotte Chilsung Beverage Co.           34,260    1,968,783
                                               ------------
                                                  6,429,826
                                               ------------

  FOOD PRODUCTS - 3.32%
  Lotte Confectionery Co.               23,990    2,863,262
  Nong Shim Co., Ltd.                   77,110    2,931,408
                                               ------------
                                                  5,794,670
                                               ------------

  PERSONAL PRODUCTS - 1.10%
  Pacific Corp.                        121,710    1,926,089
                                               ------------
  TOTAL CONSUMER STAPLES                         14,150,585
                                               ------------

ENERGY - 3.84%
  OIL & GAS - 3.84%
  SK Corp. GDR                         458,938    3,499,402
  SK Corp.                              32,306      728,317
  Ssangyong Oil Refining Co., Ltd.     149,100    2,491,360
                                               ------------
  TOTAL ENERGY                                    6,719,079
                                               ------------

FINANCIALS - 19.46%
  BANKS - 9.00%
  Hana Bank                          1,133,510    8,217,435
  Housing & Commercial
     Bank, Korea**                      24,653      439,174
  Kookmin Bank                         264,975    2,951,702
  Shinhan Bank                         431,472    4,119,775
                                               ------------
                                                 15,728,086
                                               ------------

  DIVERSIFIED FINANCIALS - 5.06%
  Dongwon Securities Co.                84,030    1,716,103
  Samsung Securities Co., Ltd.         233,041    7,128,621
                                               ------------
                                                  8,844,724
                                               ------------



                                        SHARES      VALUE
                                        ------      -----
  INSURANCE - 5.40%
  Dongbu Insurance Co., Ltd.            89,200 $    261,818
  LG Insurance Co., Ltd.               145,950      554,842
  Oriental Fire & Marine Insurance      72,640      616,516
  Samsung Fire & Marine Insurance      282,075    8,017,568
                                               ------------
                                                  9,450,744
                                               ------------

  TOTAL FINANCIALS                               34,023,554
                                               ------------

HEALTH CARE - 1.76%
  HEALTH CARE EQUIPMENT & SUPPLIES - 1.20%
  Shinhung Co.                         342,700    1,693,647
  Suheung Capsule                       35,050      409,034
                                               ------------
                                                  2,102,681
                                               ------------

  PHARMACEUTICALS - 0.56%
  Hanmi Pharmaceutical
     Industrial Co.                     71,921      972,843
                                               ------------
  TOTAL HEALTH CARE                               3,075,524
                                               ------------

INDUSTRIALS - 5.16%
  COMMERCIAL SERVICES & SUPPLIES - 3.02%
  S1 Corp.                             135,936    2,692,026
  Sindo Ricoh Co.                       91,246    2,581,433
                                               ------------
                                                  5,273,459
                                               ------------

  ELECTRICAL EQUIPMENT - 1.92%
  LG Cable, Ltd.                       203,571    3,365,539
                                               ------------

  MACHINERY - 0.04%
  Hanjin Heavy Industries               26,140       69,561
                                               ------------

  MARINE - 0.18%
  Hyundai Heavy Industries**            11,354      316,196
                                               ------------

  TOTAL INDUSTRIALS                               9,024,755
                                               ------------


INFORMATION TECHNOLOGY - 29.76%
  COMMUNICATIONS EQUIPMENT - 6.78%
  Comtec Systems Co., Ltd.             245,450    2,972,903
  LG Information &
     Communication, Ltd.                63,030    6,993,396
  Locus Corp.**                          4,800    1,016,351
  Telson Electronics Co., Ltd.          64,079      866,771
                                               ------------
                                                 11,849,421
                                               ------------

  ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 3.52%
  Dae Duck Electronics Co.**           221,233    2,347,085
  Dae Duck Industrial Co., Ltd.        162,664    1,360,438
  Samsung SDI Co., Ltd.                 84,093    2,445,980
                                               ------------
                                                  6,153,503
                                               ------------

--------------------------------------------------------------------------------
  MATTHEWS KOREA FUND
                         SCHEDULE OF INVESTMENTS FEBRUARY 29, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        ------      -----
  INTERNET SOFTWARE & SERVICES - 5.08%
  Korea Next Education
     Service, Inc.**                    13,870 $  4,193,722
  SEROME Technology, Inc.**             37,160    4,697,955
                                               ------------
                                                  8,891,677
                                               ------------
  SEMICONDUCTOR EQUIPMENT
  & PRODUCTS - 8.61%
  Samsung Electronics Co.               66,494   15,049,411
                                               ------------
  SOFTWARE - 5.77%
  Daou Technology, Inc.**              174,783    4,558,461
  Haansoft, Inc.**                     153,870    5,523,026
                                               ------------
                                                 10,081,487
                                               ------------
  TOTAL INFORMATION TECHNOLOGY                   52,025,499
                                               ------------

MATERIALS - 2.86%
  CHEMICALS - 2.27%
  Han Kuk Carbon Co., Ltd.             121,188      696,418
  Honam Petrochemical Corp.             50,790      695,996
  Korea Fine Chemical Co.                  374        5,886
  LG Chemical, Ltd.                     96,858    2,564,658
                                               ------------
                                                  3,962,958
                                               ------------
  PAPER & FOREST PRODUCTS - 0.59%
  Han Kuk Paper
     Manufacturing Co.                  78,680      644,824
  Hankook Tire Co., Ltd.               164,568      387,012
                                               ------------
                                                  1,031,836
                                               ------------
  TOTAL MATERIALS                                 4,994,794
                                               ------------

TELECOMMUNICATION SERVICES - 13.54%
  TELECOMMUNICATION SERVICES - 7.05%
  Dacom Corp.**                         19,288    5,576,119
  Korea Telecom Corp. ADR**             31,317    1,362,289
  Korea Telecom Corp.                   63,800    5,386,679
                                               ------------
                                                 12,325,087
                                               ------------
  WIRELESS TELECOMMUNICATION
  SERVICES - 6.49%
  Hansol M.com Co., Ltd.**              59,475    2,069,075
  SK Telecom Co., Ltd.                   2,496    9,268,105
                                                ------------
                                                 11,337,180
                                               ------------
  TOTAL TELECOMMUNICATION SERVICES               23,662,267
                                               ------------



                                        SHARES      VALUE
                                        ------      -----
UTILITIES - 6.44%
  Daehan City Gas Co.                   57,492 $    609,938
  Korea Electric Power
     Corp. ADR                         199,700    2,745,875
  Korea Electric Power Corp.           260,880    6,527,161
  Pusan City Gas Co., Ltd.              81,338      769,439
  Seoul City Gas Co., Ltd.              43,860      601,032
                                               ------------
  TOTAL UTILITIES                                11,253,445
                                               ------------

TOTAL EQUITIES
   (Cost $119,047,663)                          171,643,223
                                               ------------


                                     FACE AMOUNT
                                     -----------
INTERNATIONAL DOLLAR BONDS -
SOUTH KOREA - 1.56%***
INFORMATION TECHNOLOGY - 1.56%
  SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.56%
  Samsung Electronics Co.
     0.250%, 12/31/06
     (Cost $905,273)                  $830,000    2,730,700
                                               ------------
TOTAL INVESTMENTS - 99.75%***
   (Cost $119,952,936*)                         174,373,923

CASH AND OTHER ASSETS,
   LESS LIABILITIES - 0.25%                         431,343
                                               ------------
NET ASSETS - 100%                              $174,805,266
                                               ============

   * Cost for Federal income tax purposes is $119,952,936 and net unrealized appreciation consists of:
           Gross unrealized appreciation       $ 68,699,545
           Gross unrealized depreciation        (14,278,558)
                                               ------------
           Net unrealized appreciation         $ 54,420,987
                                               ============
  **  Non-income producing security
 ***  As a percentage of net assets as of February 29, 2000.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
  PORTFOLIO MANAGERS' COMMENTS
--------------------------------------------------------------------------------

MATTHEWS PACIFIC TIGER FUND
Co-Portfolio Managers: G. Paul Matthews and Mark W. Headley

Q:  HOW DID THE FUND PERFORM IN THE SIX-MONTH PERIOD ENDING FEBRUARY 29, 2000?

A: The Matthews Pacific Tiger Fund achieved a total return of 23.42% over the last six months with very strong performance in the last two months of 1999. The Fund outperformed the MSCI Far East ex-Japan Index(1) by a wide margin, which returned 10.3% for the same period. The most notable feature of this period was the tremendous interest in technology and telecommunications companies. Such interest is relatively new to Asia and a significant departure from the past focus on large conglomerates and banks. The Pacific Tiger Fund's well-diversified portfolio had good exposure to companies such as China Telecom and Samsung Electronics. Other sectors such as financials and consumer/retail stocks tended to lag the market, but we remain enthusiastic about their long-term potential.

Q:  HOW IS THE FUND POSITIONED CURRENTLY?

A: The Fund has had three primary areas of focus since its inception over five years ago: financials, consumer and technology related companies. As an investment team, we spend the majority of our time researching in these three areas focusing on companies of all sizes. As of this date, technology and telecommunications make up slightly over 40% of the portfolio. This is due to the tremendous performance of many of these companies' stock prices. We have been actively reallocating to our favorite stocks in the other industries to balance out the portfolio. We remain very enthusiastic about the technology related companies but we are equally attracted to the positive developments in many other business areas. From a country weighting position, we remain primarily invested in China/Hong Kong, Singapore and South Korea. We have been actively increasing our participation in Taiwan.

Q:  WHAT ARE THE AFTEREFFECTS OF THE ASIAN FINANCIAL CRISIS FOR THE FUND?

A: The Asian Crisis continues to reverberate throughout the region in countless ways, most of which, we believe, are very positive. Politically, there has been progress in many countries with major enhancements to democracy in Korea, Thailand, Indonesia, and most recently, Taiwan. Companies have generally improved their communications to investors and made strong efforts to convince global investors that excellent corporate management does exist in Asia. With more open economies, greater participation by multinationals has forced many companies to improve operations and merge with competitors. In general, while the Crisis was very painful, we believe it was very good for the long-term investment environment in Asia.

Q:  WHAT DO YOU BELIEVE WILL BE THE DRIVING FACTORS FOR THE COMING YEAR?

A: Growth returned to Asia in 1999 but it will be the restructuring of older business, combined with the birth of many new companies, that we think will energize the markets in 2000. Competition in Asia today is intense and we find that very encouraging. Excellent companies are gaining market share and forming strategic alliances. Companies that are not successful are being forced to change or be faced with a very grim future. This is an exciting time to invest in Asia, provided one is comfortable with the sharp moves that accompany a period of transformation.

----------------------------------------------------------------------------------------------------------
                      ANNUALIZED PERFORMANCE INFORMATION (AS OF FEBRUARY 29, 2000)
----------------------------------------------------------------------------------------------------------
                                                    ONE YEAR      3 YEARS     5 YEARS    SINCE INCEPTION
                                                                                            (9/12/94)
----------------------------------------------------------------------------------------------------------
  MATTHEWS PACIFIC TIGER FUND (CLASS I)             101.46%       1.81%        7.27%          5.10%
  MSCI ALL COUNTRY FAR EAST EX-JAPAN INDEX(1)        68.44%      (3.43%)       0.93%         (1.32%)
  MSCI ALL COUNTRY FAR EAST FREE EX-JAPAN INDEX(2)   58.15%      (7.85%)      (0.40%)        (2.87%)
----------------------------------------------------------------------------------------------------------

1  The   MSCI   All   Country   Far  East   ex-Japan   Index  is  an   unmanaged
   capitalization-weighted   index  of  stock  markets  of  Hong  Kong,  Taiwan,
   Malaysia, Singapore, Korea, Indonesia, Philippines, Thailand, and China.

2 The MSCI All Country Far ex-Japan Free Index is an unmanaged capitalization-weighted index of stock markets of Hong Kong, Taiwan, Singapore, Korea, Indonesia, Philippines, Thailand, and China that excludes securities not available to foreign investors. Malaysia is not represented in the Index, and Taiwan is only represented at 50% of its total market cap.

--------------------------------------------------------------------------------
  MATTHEWS PACIFIC TIGER FUND
                         SCHEDULE OF INVESTMENTS FEBRUARY 29, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                      ------        -----
EQUITIES - 98.54%***
  CHINA/HONG KONG - 50.94%
  Asia Satellite Telecommunications
     Holdings, Ltd. ADR                128,500 $  4,786,625
  China Hong Kong Photo
     Products Holdings, Ltd.        18,488,000    2,161,700
  China Telecom (Hong Kong),
     Ltd. ADR**                         15,500    2,881,063
  China Telecom
     (Hong Kong), Ltd.**               305,800    2,809,362
  Dah Sing Financial Group             808,400    2,627,913
  Dickson Concepts
     International, Ltd.             2,439,000    2,663,759
  e-New Media Co., Ltd.**            4,064,000    1,435,987
  Giordano International, Ltd.       3,741,000    4,181,875
  Guangdong Electric Power
     Development Co.,
     Ltd. B Shares                   3,540,294    1,596,653
  Guangdong Kelon Electrical
     Holdings Co., Ltd. H Shares     2,402,000    1,172,791
  Huaneng Power International,
     Inc. ADR                          122,900      883,344
  Hutchison Whampoa, Ltd.              280,200    4,392,301
  Legend Holdings, Ltd.              2,353,000   10,884,001
  Li & Fung, Ltd.                    2,504,000    9,748,574
  New World Infrastructure, Ltd.**   1,100,600    1,230,305
  Peregrine Investments
     Holdings, Ltd.**                1,097,000            0
  Quality Healthcare Asia, Ltd.**    5,448,500    1,925,191
  Shangri-La Asia, Ltd.              2,498,000    2,006,026
  Vitasoy International
     Holdings, Ltd.                 10,780,500    2,271,679
  Wuxi Little Swan Co.,
     Ltd. B Shares                   2,687,483    1,281,102
                                               ------------
  TOTAL CHINA/HONG KONG                          60,940,251
                                               ------------

  INDONESIA - 1.22%
  Pt Hero Supermarket**              5,564,500    1,460,400
  Pt Steady Safe
     Transportation Service**                6            0
                                               ------------
  TOTAL INDONESIA                                 1,460,400
                                               ------------



                                      SHARES        VALUE
                                      ------        -----
  MALAYSIA - 0.00%
  Public Bank Berhad                         3 $          4
                                               ------------

  PHILIPPINES - 2.85%
  Benpres Holdings Corp.**          11,869,000    2,143,255
  Manila Electric Co. B Shares         691,000    1,264,641
                                               ------------
  TOTAL PHILIPPINES                               3,407,896
                                               ------------

  SINGAPORE - 12.71%
  Avimo Group, Ltd.                  1,289,600    2,289,629
  CSE Systems &
     Engineering, Ltd.**             3,101,000    2,644,891
  Parkway Holdings, Ltd.             1,311,000    3,620,748
  Venture Manufacturing
     (Singapore), Ltd.                 268,800    4,039,408
  Vickers Ballas Holdings, Ltd.      4,550,000    2,613,577
                                               ------------
  TOTAL SINGAPORE                                15,208,253
                                               ------------

  SOUTH KOREA - 18.83%
  Comtec Systems Co., Ltd.             172,970    2,095,021
  Dae Duck Electronics Co.**             2,840       30,125
  Daou Technology, Inc.**               59,881    1,561,735
  Hana Bank                            430,919    3,123,968
  Hansol M.com Co., Ltd.**              31,530    1,096,897
  Hite Brewery Co., Ltd.**              83,477    2,066,436
  Samsung Electronics Co.               19,778    4,476,302
  Samsung Fire &
     Marine Insurance                   82,105    2,333,714
  Samsung Securities Co., Ltd.          86,394    2,642,754
  Shinsegae Department Store Co.        71,540    2,941,027
  SK Telecom Co., Ltd.                      44      163,380
                                               ------------
  TOTAL SOUTH KOREA                              22,531,359
                                               ------------

  TAIWAN - 5.27%
  Bank Sinopac                       4,379,000    3,009,671
  Via Technologies, Inc.**             285,547    3,292,627
                                               ------------
  TOTAL TAIWAN                                    6,302,298
                                               ------------

--------------------------------------------------------------------------------
   MATTHEWS PACIFIC TIGER FUND
                         SCHEDULE OF INVESTMENTS FEBRUARY 29, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                      ------        -----
  THAILAND - 6.72%
  Advanced Info Service
     Public Co., Ltd.**                201,600 $  3,131,240
  Bangkok Bank
     Public Co., Ltd.**                943,100    1,521,728
  Shinawatra  Satellite
     Public Co.,Ltd.**               3,102,500    2,767,546
  Srithai Superware
     Public Co., Ltd.**              1,665,700      622,753
                                               ------------
  TOTAL THAILAND                                  8,043,267
                                               ------------

TOTAL EQUITIES
   (Cost $87,562,137)                           117,893,728
                                               ------------

                                   FACE AMOUNT
                                   -----------
INTERNATIONAL DOLLAR BONDS - 2.36%***
  SINGAPORE - 2.36%
  Finlayson Global Corp.
     0.000%, 02/19/04
     (Cost $2,049,906)              $1,430,000    2,820,675
                                               ------------

TOTAL INVESTMENTS - 100.90%***
   (Cost $89,612,043*)                          120,714,403

LIABILITIES, LESS CASH AND
   OTHER ASSETS - (0.90%)                        (1,076,989)
                                               ------------
NET ASSETS - 100%                              $119,637,414
                                               ============

    * Cost for Federal income tax purposes is $89,612,043 and net unrealized appreciation consists of:
           Gross unrealized appreciation       $ 46,910,408
           Gross unrealized depreciation        (15,808,048)
                                               ------------
           Net unrealized appreciation         $ 31,102,360
                                               ============
   ** Non-income producing security
  *** As a percentage of net assets as of February 29, 2000.


MARKET SECTOR DIVERSIFICATION
AS A PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES

  Consumer Discretionary:
    Distributors............................      2.21%
    Hotels, Restaurants & Leisure...........      1.66
    Household Durables......................      2.55
    Internet & Catalog Retail...............      0.91
    Media...................................      5.74
    Retail..................................      5.90
  Consumer Staples:
    Beverages...............................      3.59
    Food & Drug Retailing...................      1.21
  Financials:
    Banks...................................      8.52
    Diversified Financials..................      7.99
    Insurance...............................      1.93
  Health Care:
    Health Care Providers & Services........      4.59
  Industrials:
    Trading Companies & Distributors........      9.87
    Transportation Infrastructure...........      1.02
  Information Technology:
    Communications Equipment................      1.74
    Computers & Peripherals.................      9.02
    Electronic Equipment & Instruments .....      5.27
    Internet Software & Services............      1.19
  Information Technology: (continued)
    IT Consulting & Services................      2.19
    Semiconductor Equipment & Products......      6.43
    Software................................      1.29
  Telecommunication Services:
    Diversified Telecommunication Services..      7.01
    Telecommunication Services:.............      2.34
    Wireless Telecommunication Services.....      2.73
  Utilities:
    Electric Utilities......................      3.10
                                                ------
  TOTAL INVESTMENTS ........................    100.00%
                                                ======

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
  STATEMENTS OF ASSETS AND LIABILITIES           FEBRUARY 29, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                       MATTHEWS    MATTHEWS    MATTHEWS                               MATTHEWS
                                     ASIAN GROWTH    ASIAN      DRAGON     MATTHEWS      MATTHEWS     PACIFIC
                                      AND INCOME  TECHNOLOGY    CENTURY      JAPAN        KOREA        TIGER
                                         FUND        FUND     CHINA FUND     FUND         FUND         FUND
                                     -----------  -----------  ----------  -----------  ------------  ------------
ASSETS:
   Investments, at value (Cost $10,673,358,
     $10,320,141, $7,863,222, $22,060,405,
     $119,952,936 and $89,612,043,
     respectively).................. $11,252,685  $11,939,511  $7,707,547  $24,006,714  $174,373,923  $120,714,403
   Cash.............................     477,806    1,704,264           -            -             -             -
   Foreign currency, at value (Cost $0,
     $124,475, $505, $0, $0, and
     $8,774, respectively)..........          60      124,455         453            -             -         9,145
   Dividends and interest receivable      68,783        2,984       1,091       15,869       171,082        22,324
   Receivable for securities sold...       3,027            -     167,301      288,264     4,488,334       895,103
   Receivable for capital shares sold     14,769      315,787           -      100,950     1,168,972       214,368
   Unrealized appreciation on forward
     foreign exchange contracts.....           -            -           -      394,449             -             -
   Deferred organization costs (Note 1-F)      -           -        9,184            -             -             -
   Other assets ....................         928       15,314       1,246        5,213        73,924        14,890
                                     -----------  -----------  ----------  -----------  ------------  ------------
     Total assets...................  11,818,058   14,102,315   7,886,822   24,811,459   180,276,235   121,870,233
                                     -----------  -----------  ----------  -----------  ------------  ------------
LIABILITIES:
   Payable for securities purchased.     388,908    1,350,646     121,878            -     2,503,440             -
   Payable for capital shares redeemed    31,961            -      24,330      284,096     2,000,597     1,471,087
   Cash overdraft...................           -            -     542,324       75,367       608,170       560,391
   Due to Advisor (Note 2) .........       9,875        1,102       8,082       25,644       156,168       101,011
   Accrued expenses.................      20,462       36,159      36,427       28,025       199,387        97,724
   Accrued distribution expense.....           -            -           -            -         3,199           402
   Other liabilities................           -            -       8,300        7,783             8         2,204
                                     -----------  -----------  ----------  -----------  ------------  ------------
     Total liabilities..............     451,206    1,387,907     741,341      420,915     5,470,969     2,232,819
                                     -----------  -----------  ----------  -----------  ------------  ------------
NET ASSETS:......................... $11,366,852  $12,714,408  $7,145,481  $24,390,544  $174,805,266  $119,637,414
                                     ===========  ===========  ==========  ===========  ============  ============
CLASS I SHARES:
   Net  assets  (Applicable  to  1,137,618,
     1,118,471,   856,295,   1,074,154,
     25,285,219  and  9,285,745   shares
     of  beneficial   interest  issued  and
     outstanding, respectively, unlimited
     number of shares authorized
     with a $0.001 par value) ...... $11,366,852  $12,714,408  $7,145,481  $24,390,544  $159,929,916  $117,679,471
                                     ===========  ===========  ==========  ===========  ============  ============
   Net asset value, offering price and
     redemption price per Class I share    $9.99       $11.37       $8.34       $22.71         $6.33        $12.67
                                     ===========  ===========  ==========  ===========  ============  ============
CLASS A SHARES:*
   Net assets  (Applicable  to 0, 0, 0, 0,
     2,374,260,  and  154,496  shares  of
     beneficial interest issued and
     outstanding,  respectively, unlimited
     number of shares authorized with
     a $0.001 par value)                     N/A          N/A         N/A          N/A  $ 14,875,350  $  1,957,943
                                     ===========  ===========  ==========  ===========  ============  ============
   Net asset value and redemption price
     per Class A share..............         N/A          N/A         N/A          N/A         $6.27        $12.67
                                     ===========  ===========  ==========  ===========  ============  ============
   Offering price per Class A share
     (Net asset value / 0.9505).....         N/A          N/A         N/A          N/A         $6.60        $13.33
                                     ===========  ===========  ==========  ===========  ============  ============
NET ASSETS CONSIST OF:
   Capital paid-in.................. $10,546,547  $11,090,851  $7,905,281  $19,721,570   $56,266,364  $ 87,256,548
   Accumulated undistributed net
     investment income (loss).......      63,295      (11,791)    (15,639)    (132,669)   (1,762,027)     (416,349)
   Accumulated net realized gain (loss)
     on investments.................     176,902       16,090    (588,475)   2,460,876    65,870,043     1,694,689
   Net unrealized appreciation (depreciation)
     on investments and foreign currency
     related transactions...........     580,108    1,619,258    (155,686)   2,340,767    54,430,886    31,102,526
                                     -----------  -----------  ----------  -----------  ------------  ------------
                                     $11,366,852  $12,714,408  $7,145,481  $24,390,544  $174,805,266  $119,637,414
                                     ===========  ===========  ==========  ===========  ============  ============

* At February 29, 2000, the Matthews Asian Growth and Income Fund , Matthews Asian Technology Fund, Matthews Dragon Century China Fund and Matthews Japan Fund did not offer Class A shares.
N/A - Not Applicable

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
  STATEMENTS OF OPERATIONS
                            FOR THE PERIOD ENDED FEBRUARY 29, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                       MATTHEWS    MATTHEWS    MATTHEWS                                 MATTHEWS
                                     ASIAN GROWTH    ASIAN      DRAGON     MATTHEWS      MATTHEWS        PACIFIC
                                      AND INCOME  TECHNOLOGY    CENTURY      JAPAN        KOREA          TIGER
                                         FUND        FUND*    CHINA FUND     FUND         FUND            FUND
                                     -----------  -----------  ----------  -----------  ------------  ------------
INVESTMENT INCOME:
   Dividends (net of foreign tax
     withheld of $0, $0, $27,
     $8,642, $31,881, and
     $8,779, respectively).......... $   102,938            -  $   50,136  $    48,973   $   212,042  $    451,434
   Interest.........................     336,473   $    4,415       6,336       11,042       (16,081)      (19,935)
   Other income.....................       7,960          256      13,806       48,567       465,494       148,319
                                     -----------  -----------  ----------  -----------  ------------  ------------
     Total investment income .......     447,371        4,671      70,278      108,582       661,455       579,818
                                     -----------  -----------  ----------  -----------  ------------  ------------
EXPENSES:

   Investment advisory fees (Note 2)      55,831        8,231      36,718      120,762     1,062,793       559,013
   Recovery of reimbursed
     expenses (Note 2)..............       8,466            -       6,483       48,641             -       144,744
   Distribution expenses ...........           -            -           -            -        19,001         2,068
   Transfer agent fees..............       4,681        6,887       4,430       16,787        49,299        48,695
   Administration fees .............       3,966        4,677       2,107       12,855        63,114        40,144
   Accounting fees..................       9,568        4,676       2,002       14,527        89,721        42,091
   Professional fees................       2,726        1,276         815        2,618        45,027        19,512
   Custodian fees...................      10,199        2,693       5,515       11,339       201,432        96,205
   Directors fees (Note 2)..........         585          510         495          666         5,355         2,159
   Insurance expense................         276            7         162            7         6,578         2,854
   Amortization of organization
     costs (Note 1-F)...............         240            -       1,540          198             -           223
   Printing expense.................       1,874        1,087       1,365        2,252        25,900        17,738
   Registration expenses............       7,550        4,336      11,775       10,523        43,116        20,355
   Servicing fees (Note 3)..........           -            -           -            -       167,535             -
   Other expenses...................          83          127           -           76         1,297           941
                                     -----------  -----------  ----------  -----------  ------------  ------------
     Total expenses.................     106,045       34,507      73,407      241,251     1,780,168       996,742

   Expenses reimbursed and
     waived (Note 2)................           -      (18,045)          -            -             -        (2,068)
                                     -----------  -----------  ----------  -----------  ------------  ------------
     Net expenses...................     106,045       16,462      73,407      241,251     1,780,168       994,674
                                     -----------  -----------  ----------  -----------  ------------  ------------
NET INVESTMENT INCOME (LOSS) .......     341,326      (11,791)     (3,129)    (132,669)   (1,118,713)     (414,856)
                                     -----------  -----------  ----------  -----------  ------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY
   RELATED TRANSACTIONS:
   Net realized gain on investments      974,986       18,480     185,801    3,910,728    65,995,035    11,831,129
   Net realized gain (loss) on foreign
     currency related transactions..         (52)      (2,390)        435   (1,251,889)     (293,329)       (9,132)
   Net change in unrealized appreciation
     (depreciation) on investments
     and foreign currency related
     transactions ..................    (226,436)   1,619,258    (297,577)  (1,509,232)  (75,297,603)   12,164,502
                                     -----------  -----------  ----------  -----------  ------------  ------------
   Net realized and unrealized gain (loss)
     on investments and foreign currency
     related transactions...........     748,498    1,635,348    (111,341)   1,149,607    (9,595,897)   23,986,499
                                     -----------  -----------  ----------  -----------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS..................  $1,089,824   $1,623,557   ($114,470)  $1,016,938  ($10,714,610)  $23,571,643
                                     -----------  -----------  ----------  -----------  ------------  ------------

* The Fund commenced operations on December 27, 1999.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           MATTHEWS ASIAN        MATTHEWS ASIAN
                                                       GROWTH AND INCOME FUND    TECHNOLOGY FUND
                                                       ----------------------   ----------------
                                                      SIX MONTHS                     PERIOD
                                                         ENDED         YEAR           ENDED
                                                     FEBRUARY 29,     ENDED       FEBRUARY 29,
                                                         2000       AUGUST 31,        2000*
                                                      (UNAUDITED)      1999        (UNAUDITED)
                                                     -----------   -----------    -----------
OPERATIONS:
   Net investment income (loss)....................  $   341,326   $   530,190       ($11,791)
   Net realized gain (loss) on investments and
     foreign currency related transactions ........      974,934       (13,355)        16,090
   Net change in unrealized appreciation
     (depreciation) on investments and foreign
     currency related transactions.................     (226,436)    2,441,914      1,619,258
                                                     -----------   -----------    -----------
   Net increase in net assets
     from operations...............................    1,089,824     2,958,749      1,623,557
                                                     -----------   -----------    -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
     Class I ......................................     (372,958)     (436,230)             -
     Class A.......................................          N/A           N/A              -
                                                     -----------   -----------    -----------
   Net decrease in net assets resulting
     from distributions............................     (372,958)     (436,230)             -
                                                     -----------   -----------    -----------
CAPITAL SHARE TRANSACTIONS (NET):
     Class I.......................................        6,205     4,058,565     11,090,851
     Class A.......................................          N/A           N/A            N/A
                                                     -----------   -----------    -----------
   Increase in net assets derived from
     capital share transactions....................        6,205     4,058,565     11,090,851
                                                     -----------   -----------    -----------
   Total increase in net assets....................      723,071     6,581,084     12,714,408

NET ASSETS:
   Beginning of period ............................   10,643,781     4,062,697             -
                                                     -----------   -----------    -----------
   End of period (including undistributed net investment
     income (loss) of $63,925, $94,927, and
     ($11,791), respectively) .....................  $11,366,852   $10,643,781    $12,714,408
                                                     ===========   ===========    ===========

   * The Asian Technology Fund commenced operations on December 27, 1999. N/A - Not Applicable

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            MATTHEWS DRAGON               MATTHEWS
                                                          CENTURY CHINA FUND             JAPAN FUND
                                                         --------------------   ---------------------------
                                                       SIX MONTHS                  SIX MONTHS
                                                         ENDED         YEAR           ENDED       YEAR
                                                      FEBRUARY 29,     ENDED      FEBRUARY 29,    ENDED
                                                         2000       AUGUST 31,        2000      AUGUST 31,
                                                      (UNAUDITED)      1999       (UNAUDITED)     1999*
                                                      ----------    ----------    -----------   -----------
OPERATIONS:
   Net investment income (loss)....................      ($3,129)   $   88,561      ($132,669)     ($45,727)
   Net realized gain (loss) on investments and
     foreign currency related transactions ........      186,236      (513,007)     2,658,839       448,510
   Net change in unrealized appreciation
     (depreciation) on investments and
     foreign currency related transactions.........     (297,577)    2,028,439     (1,509,232)    3,849,999
                                                      ----------    ----------    -----------   -----------
   Net increase (decrease) in
     net assets from operations....................     (114,470)    1,603,993      1,016,938     4,252,782
                                                      ----------    ----------    -----------   -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
     Class I.......................................     (100,689)      (40,925)             -             -
     Class A ......................................          N/A           N/A              -             -
   Realized gains on investments:
     Class I.......................................           -             -        (600,746)            -
     Class A.......................................          N/A           N/A            N/A           N/A
                                                      ----------    ----------    -----------   -----------
   Net decrease in net assets resulting
     from distributions............................     (100,689)      (40,925)      (600,746)            -
                                                      ----------    ----------    -----------   -----------
CAPITAL SHARE TRANSACTIONS (NET):
     Class I ......................................    1,115,367     3,106,211       (511,521)   20,233,091
     Class A.......................................          N/A           N/A            N/A           N/A
                                                      ----------    ----------    -----------   -----------
   Increase (decrease) in net assets derived from
     capital share transactions....................    1,115,367     3,106,211       (511,521)   20,233,091
                                                      ----------    ----------    -----------   -----------
   Total increase (decrease) in net assets ........      900,208     4,669,279        (95,329)   24,485,873

NET ASSETS:
   Beginning of period ............................    6,245,273     1,575,994     24,485,873             -
                                                      ----------    ----------    -----------   -----------
   End of period (including undistributed
     net investment income (loss) of ($15,639),
     $88,179, ($132,669) and $0, respectively).....   $7,145,481    $6,245,273    $24,390,544   $24,485,873
                                                      ==========    ==========    ===========   ===========

* The Japan Fund commenced operations on December 31, 1998.
N/A - Not Applicable

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                           MATTHEWS KOREA            MATTHEW PACIFIC
                                                                FUND                    TIGER FUND
                                                     ------------------------   --------------------------
                                                      SIX MONTHS                 SIX MONTHS
                                                        ENDED         YEAR          ENDED       YEAR
                                                     FEBRUARY 29,     ENDED     FEBRUARY 29,    ENDED
                                                        2000       AUGUST 31,       2000      AUGUST 31,
                                                     (UNAUDITED)      1999      (UNAUDITED)     1999*
                                                     ----------    ----------   -----------   -----------
OPERATIONS:
   Net investment income (loss)....................  ($1,118,713) $    837,323     ($414,856) $  2,241,628
   Net realized gain (loss) on investments and
     foreign currency related transactions.........   65,701,706    37,190,472    11,821,997       (25,438)
   Net change in unrealized appreciation
     (depreciation) on investments and foreign
     currency related transactions.................  (75,297,603)  143,518,288    12,164,502    47,488,287
                                                    ------------  ------------  ------------  ------------
   Net increase (decrease) in
     net assets from operations....................  (10,714,610)  181,546,083    23,571,643    49,704,477
                                                    ------------  ------------  ------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
     Class I ......................................            -             -    (1,613,167)     (233,408)
     Class A.......................................            -             -       (23,128)       (1,392)
   Realized gains on investments:
     Class I.......................................  (22,919,026)            -             -             -
     Class A.......................................   (1,790,122)            -             -             -
                                                    ------------  ------------  ------------  ------------
   Net decrease in net assets resulting
     from distributions............................  (24,709,148)            -    (1,636,295)     (234,800)
                                                    ------------  ------------  ------------  ------------
CAPITAL SHARE TRANSACTIONS (NET):
     Class I ......................................  (38,342,348)   (6,709,788)  (13,855,139)   29,385,046
     Class A.......................................    2,444,199       560,219       400,278       837,725
                                                    ------------  ------------  ------------  ------------
   Increase (decrease) in net assets derived from
     capital share transactions....................  (35,898,149)   (6,149,569)  (13,454,861)   30,222,771
                                                    ------------  ------------  ------------  ------------
   Total increase (decrease) in net assets ........  (71,321,907)  175,396,514     8,480,487    79,692,448

NET ASSETS:
   Beginning of period.............................  246,127,173    70,730,659   111,156,927    31,464,479
                                                    ------------  ------------  ------------  ------------
   End of period (including undistributed
     net investment income (loss) of
     ($1,762,027), ($643,314), ($416,349)
     and $1,634,802, respectively.................. $174,805,266  $246,127,173  $119,637,414  $111,156,927
                                                    ============  ============  ============  ============

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                               MATTHEWS ASIAN
                                                           GROWTH AND INCOME FUND
                                  ------------------------------------------------------------------------
                                  SIX MONTHS
                                     ENDED        YEAR        YEAR        YEAR       YEAR        PERIOD
                                  FEBRUARY 29,    ENDED       ENDED       ENDED      ENDED        ENDED
                                     2000       AUGUST 31,  AUGUST 31,  AUGUST 31, AUGUST 31,   AUGUST 31,
                                  (UNAUDITED)     1999        1998        1997       1996         1995(3)
                                   ---------    ---------   ---------   ---------  ---------    ----------
Net Asset Value,
   beginning of period               $ 9.37       $ 6.54     $11.71     $10.53     $ 9.88       $10.00
                                     ------       ------     ------     ------     ------       ------
   INCOME (LOSS) FROM
     INVESTMENT OPERATIONS
   Net investment income ....          0.29         0.59       0.13       0.10       0.25         0.23
   Net realized gain (loss) and
     unrealized appreciation
     (depreciation) on investments
     and foreign currency....          0.65         2.75      (4.15)      1.42       0.75        (0.14)
                                     ------       ------     ------     ------     ------       ------
     Total from investment operations  0.94         3.34      (4.02)      1.52       1.00         0.09
                                     ------       ------     ------     ------     ------       ------
   LESS DISTRIBUTIONS FROM:
   Net investment income.....         (0.32)       (0.51)     (0.10)     (0.10)     (0.26)       (0.21)
   Net realized gains on investments      -            -      (1.05)     (0.24)     (0.09)           -
                                     ------       ------     ------     ------     ------       ------
     Total distributions.....         (0.32)       (0.51)     (1.15)     (0.34)     (0.35)       (0.21)
                                     ------       ------     ------     ------     ------       ------
Net Asset Value, end of period       $ 9.99       $ 9.37     $ 6.54     $11.71     $10.53       $ 9.88
                                     ======       ======     ======     ======     ======       ======
TOTAL RETURN.................         10.07%(2)    52.65%    (35.27%)    14.67%     10.24%        0.89%(2)

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
     (in 000's)..............       $11,367      $10,644     $4,063     $6,166     $3,272         $863
   Ratio of expenses to average net
     assets before reimbursement
     and waiver of expenses by
     Advisor and Administrator        1.90%(1)      2.05%      3.76%      4.45%      8.73%       23.11%(1)
   Ratio of expenses to average net
     assets after reimbursement and
     waiver of expenses by Advisor
     and Administrator (Note 2)       1.90%(1)      1.90%      1.90%      1.90%      1.85%        2.26%(1)
   Ratio of net investment income
     (loss) to average net assets
     before reimbursement and
     waiver of expenses by Advisor
     and Administrator.......         6.12%(1)      7.98%     (0.36%)    (1.55%)    (4.13%)     (18.68%)(1)
   Ratio of net investment income
     to average net assets after
     reimbursement and waiver
     of expenses by Advisor and
     Administrator...........         6.12%(1)      8.13%      1.50%      1.00%      2.75%        2.17%(1)
   Portfolio turnover........        19.81%(2)     34.82%     54.67%     50.20%     88.16%      121.63%(2)

1 Annualized
2 Not annualized
3 The Fund commenced operations on September 12, 1994.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                     MATTHEWS ASIAN             MATTHEWS DRAGON                   MATTHEWS
                                     TECHNOLOGY FUND           CENTURY CHINA FUND                JAPAN FUND
                                     ---------------  -----------------------------------   ----------------------
                                         PERIOD        SIX MONTHS                            SIX MONTHS
                                          ENDED           ENDED        YEAR       PERIOD       ENDED       PERIOD
                                      FEBRUARY 29,    FEBRUARY 29,     ENDED       ENDED    FEBRUARY 29,   ENDED
                                          2000(4)         2000      AUGUST 31,  AUGUST 31,      2000     AUGUST 31,
                                       (UNAUDITED)    (UNAUDITED)      1999        1998(5)   (UNAUDITED)   1999(6)
                                      -----------     -----------   ----------  ---------   ------------ ---------
                                         CLASS I         CLASS I      CLASS I     CLASS I      CLASS I    CLASS I
                                         ------          ------       ------      ------       ------     ------
Net Asset Value, beginning of period     $10.00         $  8.48       $ 4.36      $10.00       $21.70     $10.00
                                         ------          ------       ------      ------       ------     ------
   INCOME (LOSS) FROM
     INVESTMENT OPERATIONS
   Net investment income (loss)           (0.01)          (0.03)        0.12        0.10        (0.12)     (0.04)
   Net realized gain (loss) and unrealized
     appreciation (depreciation) on
     investments and foreign currency      1.38           (0.00)#       4.11       (5.74)        1.67      11.74
                                         ------          ------       ------      ------       ------     ------
     Total from investment operations      1.37           (0.03)        4.23       (5.64)        1.55      11.70
                                         ------          ------       ------      ------       ------     ------
   LESS DISTRIBUTIONS FROM:
   Net investment income.......               -           (0.11)       (0.11)          -            -          -
   Net realized gains on investments          -               -            -           -        (0.54)         -
                                         ------          ------       ------      ------       ------     ------
     Total distributions ......               -           (0.11)       (0.11)          -        (0.54)         -
                                         ------          ------       ------      ------       ------     ------
Net Asset Value, end of period           $11.37          $ 8.34       $ 8.48      $ 4.36       $22.71     $21.70
                                         ======          ======       ======      ======       ======     ======
TOTAL RETURN...................           13.70%(2,3)     (0.44%)(2)   97.79%     (56.40%)(2)    7.48%(2) 117.00%(2)

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
     (in 000's) ...............         $12,714          $7,145       $6,245      $1,576      $24,391    $24,486
   Ratio of expenses to average
     net assets before reimbursement
     and waiver of expenses by Advisor
     and Administrator.........            4.19%(1)        2.00%(1)     2.09%       7.84%(1)     2.00%(1)   3.45%(1)
   Ratio of expenses to average net
     assets after reimbursement and
     waiver of expenses by Advisor and
     Administrator (Note 2)....            2.00%(1)        2.00%(1)     2.00%       2.00%(1)     2.00%(1)   2.00%(1)
   Ratio of net investment income
     (loss) to average net assets
     before reimbursement and
     waiver of expenses by Advisor
     and Administrator........            (3.62%)(1)      (0.09%)(1)    2.93%      (3.45%)(1)   (1.10%)(1) (2.54%)(1)
   Ratio of net investment income
     (loss) to average net assets
     after reimbursement and
     waiver of expenses by Advisor
     and Administrator.........           (1.43%)(1)      (0.09%)(1)    3.02%       2.38%(1)    (1.10%)(1) (1.09%)(1)
   Portfolio turnover..........           10.87%(2)       35.77%(2)    40.27%      11.84%(2)   140.93%(2)  28.92%(2)

1 Annualized
2 Not annualized
3 Total return calculation does not reflect redemption fees.
4 The Asian Technology Fund commenced operations on December 27, 1999. 5 The Dragon Century China Fund Class I commenced operations on
  February 19, 1998.
6 The Japan Fund commenced operations on December 31, 1998.
# Amount represents less than $0.01 per share.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                                        MATTHEWS KOREA
                                                                              FUND
                           ---------------------------------------------------------------------------------------------------------
                               SIX MONTHS   SIX MONTHS
                                  ENDED       ENDED      YEAR       YEAR     PERIOD        YEAR     YEAR       YEAR      PERIOD
                              FEBRUARY 29, FEBRUARY 29,  ENDED      ENDED     ENDED        ENDED    ENDED      ENDED     ENDED
                                  2000        2000     AUGUST 31, AUGUST 31, AUGUST 31, AUGUST 31, AUGUST 31, AUGUST 31, AUGUST 31,
                               (UNAUDITED) (UNAUDITED)    1999       1999    1998(6)       1998     1997       1996      1995(5)
                                 ------      ------      ------     ------    ------      ------   ------     ------     ------
                                 CLASS A     CLASS I     CLASS A    CLASS I   CLASS A     CLASS I  CLASS I    CLASS I    CLASS I
                                 ------      ------      ------     ------    ------      ------   ------     ------     ------
Net Asset Value, beginning
   of period...............      $ 7.44      $ 7.49      $ 2.01     $ 2.03    $ 5.32      $ 6.19   $ 7.23     $ 9.13     $10.00
                                 ------      ------      ------     ------    ------      ------   ------     ------     ------
   INCOME (LOSS) FROM
     INVESTMENT OPERATIONS
   Net investment income (loss)   (0.05)      (0.04)       0.01       0.03     (0.04)      (0.03)   (0.04)(4)  (0.07)      0.08
   Net realized gain (loss) and
     unrealized appreciation
     (depreciation) on
     investments
     and foreign currency..       (0.24)      (0.24)       5.42       5.43     (3.27)      (4.13)   (1.00)(4)  (1.75)     (0.95)
                                 ------      ------      ------     ------    ------      ------   ------     ------     ------
     Total from investment
       operations..........       (0.29)      (0.28)       5.43       5.46     (3.31)      (4.16)   (1.04)     (1.82)     (0.87)
                                 ------      ------      ------     ------    ------      ------   ------     ------     ------
   LESS DISTRIBUTIONS FROM:
   Net realized gains
     on investments               (0.88)      (0.88)          -          -         -           -        -      (0.08)         -
                                 ------      ------      ------     ------    ------      ------   ------     ------     ------
Net Asset Value, end of period   $ 6.27      $ 6.33      $ 7.44     $ 7.49    $ 2.01      $ 2.03   $ 6.19     $ 7.23     $ 9.13
                                 ======      ======      ======     ======    ======      ======   ======     ======     ======
TOTAL RETURN...............       (6.30%)     (6.12%)    270.15%    268.97%   (62.03%)    (67.21%) (14.38%)   (20.11%)    (8.70%)
                                   (2,3)        (2)        (3)                 (2,3)                                        (2)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
   period (in 000's).......     $14,875    $159,930     $15,281   $230,846    $4,123     $66,607  $19,356     $2,721       $504
Ratio of expenses to average net
   assets before reimbursement
   and waiver of expenses by
   Advisor and Administrator       1.91%(1)    1.66%(1)    2.02%      1.77%     2.97%(1)    2.07%    2.90%     11.36%     42.87%(1)
Ratio of expenses to average
   net assets after reimbursement
   and waiver of expenses by
   Advisor and Administrator
   (Note 2)................        1.66%(1)    1.66%(1)    2.02%      1.77%     2.68%(1)    2.06%    2.50%      2.23%      0.24%(1)
Ratio of net investment loss to
   average net assets before
   reimbursement and waiver
   of expenses by Advisor and
   Administrator...........       (1.30%)(1)  (1.05%)(1)  (0.62%)    (0.37%)   (2.03%)(1)  (1.13%)  (1.81%)   (10.44%)   (41.79%)(1)
Ratio of net investment income
   (loss) to average net assets after
   reimbursement and waiver of
   expenses by Advisor and
   Administrator...........       (1.05%)(1)  (1.05%)(1)  (0.62%)    (0.37%)   (1.74%)(1)  (1.12%)  (1.41%)    (1.31%)     0.84%(1)
Portfolio turnover.........       25.14%(2)   25.14%(2)   57.06%     57.06%    94.01%      94.01%  112.68%    139.71%     42.16%(2)

1 Annualized
2 Not annualized
3 Total return  calculation  does not reflect sales load.
4 Calculated using the average shares method.
5 The Korea Fund Class I commenced operations on January 3, 1995. 6 The Korea Fund Class A commenced operations on October 9, 1997.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                                        MATTHEWS PACIFIC
                                                                           TIGER FUND
                             -------------------------------------------------------------------------------------------------------
                              SIX MONTHS    SIX MONTHS
                                 ENDED        ENDED      YEAR       YEAR     PERIOD        YEAR     YEAR       YEAR      PERIOD
                             FEBRUARY 29,  FEBRUARY 29,  ENDED      ENDED     ENDED        ENDED    ENDED      ENDED     ENDED
                                 2000         2000     AUGUST 31, AUGUST 31, AUGUST 31, AUGUST 31, AUGUST 31, AUGUST 31, AUGUST 31,
                              (UNAUDITED)  (UNAUDITED)    1999       1999    1998(5)       1998     1997       1996      1995(4)
                                 ------      ------      ------     ------    ------      ------   ------     ------     ------
                                 CLASS A     CLASS I     CLASS A    CLASS I   CLASS A     CLASS I  CLASS I    CLASS I    CLASS I
                                 ------      ------      ------     ------    ------      ------   ------     ------     ------
Net Asset Value, beginning
   of period ...............     $10.41      $10.41      $ 4.07     $ 4.07    $10.84      $11.30   $10.81     $ 9.77     $10.00
                                 ------      ------      ------     ------    ------      ------   ------     ------     ------
   INCOME (LOSS) FROM
     INVESTMENT OPERATIONS
   Net investment income (loss)   (0.02)     (0.03)       0.21        0.21     0.03(6)     0.02(6)   0.02       0.01       0.02
   Net realized gain (loss) and
     unrealized appreciation
     (depreciation) on investments
     and foreign currency ..       2.44        2.46       6.15        6.15     (6.73)      (7.18)    0.50       1.03      (0.23)
                                 ------      ------      ------     ------    ------      ------   ------     ------     ------
     Total from investment
       operations ..........       2.42        2.43       6.36        6.36     (6.70)      (7.16)    0.52       1.04      (0.21)
                                 ------      ------      ------     ------    ------      ------   ------     ------     ------
   LESS DISTRIBUTIONS FROM:
   Net investment income ...      (0.16)      (0.17)     (0.02)      (0.02)    (0.01)      (0.01)   (0.01)         -      (0.02)
   Net realized gains
     on investments ........          -           -           -          -     (0.06)      (0.06)   (0.02)         -          -
                                 ------      ------      ------     ------    ------      ------   ------     ------     ------
     Total distributions ...      (0.16)      (0.17)      (0.02)     (0.02)    (0.07)      (0.07)   (0.03)         -      (0.02)
                                 ------      ------      ------     ------    ------      ------   ------     ------     ------
Net Asset Value, end of period   $12.67      $12.67      $10.41     $10.41    $ 4.07      $ 4.07   $11.30     $10.81     $ 9.77
                                 ======      ======      ======     ======    ======      ======   ======     ======     ======
TOTAL RETURN ...............      23.42%      23.42%     156.28%    156.28%   (61.87%)    (63.43%)   4.75%     10.64%     (2.07%)
                                   (2,3)        (2)        (3)                 (2,3)                                       (2)
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
     (in 000's).............     $1,958    $117,679      $1,221   $109,936     $ 146     $31,319  $43,647    $17,148     $1,082
   Ratio of expenses to average
     net assets before reimbursement
     and waiver of expenses by
     Advisor and Administrator     2.03%(1)   1.78%(1)     2.15%      1.90%    11.99%(1)    2.06%    1.97%      4.35%     25.95%(1)
   Ratio of expenses to average net
     assets after reimbursement and
     waiver of expenses by Advisor
     and Administrator (Note 2)    1.78%(1)   1.78%(1)     1.90%      1.90%     1.91%(1)    1.90%    1.90%      1.90%      2.17%(1)
   Ratio of net investment income
     (loss) to average net assets
     before reimbursement and
     waiver of expenses by Advisor
     and Administrator .....      (1.00%)(1) (0.75%)(1)    3.10%      3.35%    (9.61%)(1)   0.14%    0.20%     (2.13%)   (23.41%)(1)
   Ratio of net investment income
     (loss) to average net assets
     after reimbursement and
     waiver of expenses by Advisor
     and Administrator .....      (0.75%)(1) (0.75%)(1)    3.35%      3.35%     0.47%(1)    0.30%    0.27%      0.32%      0.36%(1)
   Portfolio turnover ......      26.32%(2)  26.32%(2)    98.74%     98.74%    73.09%      73.09%   70.73%    124.69%     92.53%(2)

1 Annualized
2 Not annualized
3 Total  return  calculation  does not reflect  sales load.
4 Class I commenced operations on September  12, 1994.
5 Class A commenced  operations on October 9, 1997.
6 Calculated using the average shares method.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
   MATTHEWS INTERNATIONAL FUNDS
                   NOTES TO FINANCIAL STATEMENTS FEBRUARY 29, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

1. SIGNIFICANT  ACCOUNTING POLICIES

Matthews   International   Funds  (the  "Company")  is  an  open-end  investment
   management company registered under the Investment Company Act of 1940, as amended (the "Act"). The Company currently issues six separate series of shares (each a "Fund" and collectively, the "Funds"): Matthews Asian Growth and Income Fund (formerly, the Matthews Asian Convertible Securities Fund), Matthews Asian Technology Fund, Matthews Dragon Century China Fund, Matthews Japan Fund, Matthews Korea Fund and Matthews Pacific Tiger Fund. The Matthews Dragon Century China Fund, Matthews Korea Fund and Matthews Pacific Tiger Fund are authorized to offer two classes of shares: Class I shares and Class A shares. Although authorized, on September 1, 1998, the Matthews Dragon Century China Fund suspended issuing Class A shares. The classes offered have different sales charges and other expenses which may affect performance. The Matthews Asian Technology Fund, Matthews Dragon Century China Fund, Matthews Japan Fund, Matthews Korea Fund and Matthews Pacific Tiger Fund seek to maximize capital appreciation by investing, under normal circumstances, at least 65% of their total assets in equity securities of Pacific Tiger economies, South Korean companies, Chinese companies and Japanese companies, respectively. Pacific Tiger economies include Hong Kong, Singapore, South Korea, Taiwan, Indonesia, Malaysia, Philippines, Thailand and China. Matthews Asian Growth and Income Fund seeks capital appreciation and current income by investing, under normal circumstances, at least 65% of its total assets in the convertible securities of Asian economies. Asian economies include Hong Kong, Japan, Singapore, South Korea, Taiwan, Indonesia, Malaysia, Philippines, Thailand, China and India. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

   A. SECURITY VALUATION: Securities listed on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded over-the-counter are priced at the mean of the last bid and asked prices. All other securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.

   The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. International dollar bonds are issued offshore, pay interest and principal in U.S. dollars, and are denominated in U.S. dollars.

   Portfolio securities traded on a foreign exchange are generally valued at the respective current prevailing exchange rates. The securities' values are translated into U.S. dollars using these rates. If subsequent to the time a rate has been established and it has been determined to have materially changed, the fair value of those securities, (considering the changing conditions) will be determined by (or under the direction of) the Funds' Board of Trustees.

   B. FORWARD FOREIGN EXCHANGE CONTRACTS: The Funds may engage in forward foreign exchange contracts for hedging a specific transaction in which the currency is denominated as deemed appropriate by Matthews International Capital Management, LLC (the "Advisor"). Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Funds' portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

   C. RISKS ASSOCIATED WITH FOREIGN SECURITIES: Investments by the Funds in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign withholding tax on the interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

--------------------------------------------------------------------------------
  MATTHEWS INTERNATIONAL FUNDS
                   NOTES TO FINANCIAL STATEMENTS FEBRUARY 29, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

   D. FEDERAL INCOME TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the period ended February 29, 2000. Therefore, no Federal income tax provision is required.

   E. DETERMINATION OF GAINS OR LOSSES ON SALES OF SECURITIES: Gains or losses on the sale of securities are determined on the identified cost basis.

   F. ORGANIZATION COSTS: Organization costs are being amortized on a straight-line basis over five years from each Fund's respective commencement of operations with the exception of the Matthews Japan Fund, was amortized on a straight-line basis over one year from the Fund's commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Funds' organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of those shares outstanding at the time of redemption.

   G. DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. Matthews Asian Technology Fund, Matthews Dragon Century China Fund, Matthews Japan Fund, Matthews Korea Fund and Matthews Pacific Tiger Fund distribute net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.

   H. FUND AND CLASS ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund are charged to the Fund while general expenses are allocated pro-rata among the Funds based on net asset value. Income, expenses (other than class specific expenses), and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative proportion of net assets of each class.

   I. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

   J. OTHER: Securities transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

   K. CAPITAL SHARE TRANSACTIONS: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Class A Shares are sold with a front-end sales charge of 4.95%. Transactions in shares of beneficial interest were as follows:

                                                        MATTHEWS                           MATTHEWS
                                             ASIAN GROWTH AND INCOME FUND            ASIAN TECHNOLOGY FUND
                                      ------------------------------------------   --------------------------
                                                        CLASS I                             CLASS I
                                      ------------------------------------------   --------------------------
                                        SIX MONTHS ENDED          YEAR ENDED             PERIOD ENDED
                                        FEBRUARY 29, 2000       AUGUST 31, 1999        FEBRUARY 29, 2000
                                      ------------------------------------------   --------------------------
                                       SHARES     AMOUNT      SHARES    AMOUNT         SHARES      AMOUNT
                                      -------    -------      ------    ------         ------      ------
Shares sold .......................   315,952  $3,064,645  1,019,797  $8,107,270     1,229,952  $12,279,052
Shares issued through
   reinvestment of dividends.......    36,726     367,997     49,419     406,448             -            -
Shares redeemed ...................  (351,215) (3,426,437)  (554,197) (4,455,153)     (111,481)  (1,188,201)
                                     --------  ----------  ---------  ----------     ---------  -----------
Net increase.......................     1,463  $    6,205    515,019  $4,058,565     1,118,471  $11,090,851
                                     ========  ==========  =========  ==========     =========  ===========

--------------------------------------------------------------------------------
  MATTHEWS INTERNATIONAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS  FEBRUARY 29, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                              MATTHEWS                                           MATTHEWS
                                      DRAGON CENTURY CHINA FUND                                 JAPAN FUND
                             -------------------------------------------    ------------------------------------------------
                                              CLASS I                                            CLASS I
                             -------------------------------------------    ------------------------------------------------
                               SIX MONTHS ENDED          YEAR ENDED             SIX MONTHS ENDED          PERIOD ENDED
                               FEBRUARY 29, 2000       AUGUST 31, 1999         FEBRUARY 29, 2000         AUGUST 31, 1999
                              -------------------    -------------------    -----------------------   ----------------------
                              SHARES     AMOUNT      SHARES     AMOUNT         SHARES      AMOUNT      SHARES       AMOUNT
                              ------     ------      ------     ------         ------      ------      ------       ------
Shares sold.............      530,966  $4,513,112    791,595  $6,408,921       935,163  $20,089,926   1,248,676  $22,728,238
Shares issued through
   reinvestment of dividends   11,236     100,022      6,071      39,314        28,718      572,639           -            -
Shares redeemed.........     (422,145) (3,497,767)  (423,005) (3,342,024)   (1,018,150) (21,174,086)   (120,253   (2,495,147)
                             --------  ----------    -------  ----------    ----------  -----------   ---------  -----------
Net increase............      120,057  $1,115,367    374,661  $3,106,211       (54,269)   ($511,521)  1,128,423  $20,233,091
                             ========  ==========    =======  ==========    ==========  ===========   =========  ===========

                                                                        MATTHEWS
                                                                       KOREA FUND
                              ------------------------------------------------------------------------------------------------
                                              CLASS I                                            CLASS A
                              ---------------------------------------------------   ------------------------------------------
                                  SIX MONTHS ENDED              YEAR ENDED           SIX MONTHS ENDED         PERIOD ENDED
                                 FEBRUARY 29, 2000           AUGUST 31, 1999         FEBRUARY 29, 2000       AUGUST 31, 1999
                              ------------------------  -------------------------   -------------------   --------------------
                              SHARES      AMOUNT        SHARES       AMOUNT         SHARES   AMOUNT       SHARES   AMOUNT
                              ------      ------        ------       ------         ------   ------       ------   ------
Shares sold.............      12,841,507   $91,707,046   46,512,355  $307,041,168   377,749  $2,704,756   349,768  $2,266,586
Shares issued through
   reinvestment of dividends   2,651,302    22,409,247            -             -   221,541   1,714,731         -           -
Shares redeemed.........     (21,021,815) (152,358,641) (48,584,494) (313,750,956) (278,374) (1,975,288) (343,013) (1,706,367)
                             -----------  ------------  -----------  ------------  --------  ----------  --------  ----------
Net increase (decrease).      (5,529,006) ($38,242,348)  (2,072,139)  ($6,709,788   320,916  $2,444,199     6,755  $  560,219
                             ===========  ============  ===========  ============  ========  ==========  ========  ==========


                                                                          MATTHEWS
                                                                      PACIFIC TIGER FUND
                              ------------------------------------------------------------------------------------------------
                                              CLASS I                                            CLASS A
                              ---------------------------------------------------   ------------------------------------------
                                  SIX MONTHS ENDED              YEAR ENDED           SIX MONTHS ENDED         PERIOD ENDED
                                 FEBRUARY 29, 2000           AUGUST 31, 1999         FEBRUARY 29, 2000       AUGUST 31, 1999
                              ------------------------  -------------------------   -------------------   --------------------
                              SHARES      AMOUNT        SHARES       AMOUNT         SHARES   AMOUNT       SHARES   AMOUNT
                              ------      ------        ------       ------         ------   ------       ------   ------
Shares sold.............      3,332,162   $39,076,902   14,367,556   $125,011,426   82,910   $721,644     117,898  $1,081,693
Shares issued through
   reinvestment of dividends    125,434     1,496,431       20,786        223,856    1,813     21,632         129       1,390
Shares redeemed.........     (4,735,965)  (54,428,471) (11,513,378)   (95,850,236) (47,477)  (342,998)    (36,570)   (245,358)
                             -----------  -----------  -----------   ------------   ------   --------     -------  ----------
Net increase (decrease).     (1,278,369) ($13,855,138)   2,874,964   $ 29,385,046   37,246   $400,278      81,457  $  837,725
                             ==========  ============  ===========   ============   ======   ========     =======  ==========

   The Funds imposed a redemption fee of 2.00% on shares that are redeemed within ninety days of purchase. The charge will be assessed on an amount equal to the net asset value of the shares at the time of redemption. The redemption fee is deducted from the proceeds otherwise payable to the shareholder. The redemption fees were returned to the assets of the Asian Growth and Income Fund, Asian Technology Fund, Dragon Century China Fund, Japan Fund, Korea Fund and Pacific Tiger Fund in the amounts of $7,665, $256, $13,741, $48,567, $465,494 and $148,319, respectively.

--------------------------------------------------------------------------------
  MATTHEWS INTERNATIONAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS  FEBRUARY 29, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, the Advisor charges the Funds a monthly fee of 1/12 of 1% on each Fund's respective average daily net assets. The Funds reimburse the Advisor any service fees paid by it to the extent that shareholder service related expenses are incurred by the Advisor. Certain officers and Trustees of the Funds are also officers and directors of the Advisor. All officers serve without direct compensation from the Funds. Investment advisory fees and other transactions with affiliates, for the period ended February 29, 2000, are as follows:

                                                                                               EXPENSES
                                                 INVESTMENT     CONTRACTUAL                   WAIVED AND
                                                  ADVISORY        EXPENSE       ADVISORY      REIMBURSED
                                                  FEE RATE      LIMITATION*       FEES        BY ADVISOR
                                                 ----------     -----------     --------      ----------
Matthews Asian Growth and Income Fund .........     1.00%          1.90%      $   55,831             -
Matthews Asian Technology Fund.................     1.00           2.00            8,231        $18,045
Matthews Dragon Century China Fund ............     1.00           2.00           36,718             -
Matthews Japan Fund ...........................     1.00           2.00          120,762             -
Matthews Korea Fund ...........................     1.00           2.50        1,062,793             -
Matthews Pacific Tiger Fund ...................     1.00           1.90          559,013          2,068

* For Funds offering Class A shares, the contractual expense limitation would include an additional 0.25% for Class A Distributor fees.

   The investment advisory agreements provide that any reductions made by the Advisor in its fees are subject to reimbursement by the Funds within the following three years provided that Funds are able to effect such reimbursement and remain in compliance with applicable expense limitations. During the period ended February 29, 2000, the Matthews Asian Growth and Income Fund, Matthews Dragon Century China Fund, Matthews Japan Fund and Matthews Pacific Tiger Fund reimbursed expenses to the Advisor totaling $8,466, $6,483, $48,641 and $144,744, respectively. As of February 29, 2000, the total expenses waived and reimbursed by the Advisor that are subject to reimbursement by the Matthews Asian Growth and Income Fund, Matthews Asian Technology Fund, Matthews Dragon Century China Fund, Matthews Japan Fund, Matthews Korea Fund and Matthews Pacific Tiger Fund totaled $186,915, $18,045, $88,975, $12,273, $0 and $612, respectively.

3. DISTRIBUTOR FEES AND CLASS SPECIFIC EXPENSES

   Effective December 1, 1999, Provident Distributors, Inc. (the "Distributor") serves as the Funds' Distributor pursuant to an Underwriting Agreement. Prior to December 1, 1999, First Data Distributors, Inc. served as the Funds' distributor. Pursuant to Rule 12b-1 adopted by the Securities and Exchange Commission under the Act, the Korea Fund Class A and the Pacific Tiger Fund Class A, have adopted a Plan of Distribution (the "Plan"). The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Under the Plan, each Fund offering Class A shares may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's Class A average daily net assets. Pacific Tiger distribution fees were reimbursed by the Advisor. The Class I shares of the Funds do not have a distribution plan.

   The Matthews Korea Fund bears a portion of the fees paid to certain service providers (exclusive of the Fund's transfer agent) which provide transfer agency and shareholder servicing to certain shareholders. Fees paid to such service providers for the period ended February 29, 2000 are reflected in the statement of operations as follows: transfer agent fees - $111,690 and shareholder servicing fees - $55,845.

--------------------------------------------------------------------------------
  MATTHEWS INTERNATIONAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS  FEBRUARY 29, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS

   Investment transactions for the period ended February 29, 2000, excluding temporary short-term investments, were as follows:

                                                               PROCEEDS
                                                PURCHASES     FROM SALES
                                               -----------   ------------
   Matthews Asian Growth and Income Fund.....  $ 2,247,893   $  2,141,259
   Matthews Asian Technology Fund............   10,855,600        583,939
   Matthews Dragon Century China Fund........    4,321,907      2,537,221
   Matthews Japan Fund.......................   34,961,350     37,093,453
   Matthews Korea Fund.......................   52,522,465    112,925,118
   Matthews Pacific Tiger Fund...............   29,048,419     36,260,339

   The Funds invest excess cash in interest bearing deposits at The Bank of New York.

5. CAPITAL LOSS CARRYOVER

   At February 29, 2000, the Funds had capital loss carryovers expiring through 2007 as follows:
                                                      EXPIRING ON:
                                                -----------------------
                                                   2006         2007
                                                ----------   ----------
   Matthews Asian Growth and Income Fund ....   $   51,948   $  726,172
   Matthews Dragon Century China Fund........            -      295,158
   Matthews Pacific Tiger Fund ..............    1,586,029    8,122,479

   These amounts are available to offset possible future capital gains of the Fund.

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

                                BOARD OF TRUSTEES
                                Richard K. Lyons
                               Robert K. Connolly
                              David FitzWilliam-Lay
                               Norman W. Berryessa
                            John H. Dracott, Emeritus

                                    OFFICERS
                                G. Paul Matthews
                                 Mark W. Headley
                               Joseph M. O'Donnell

                               INVESTMENT ADVISOR
                 Matthews International Capital Management, LLC
                        456 Montgomery Street, Suite 1200
                      San Francisco, California 94104-1245
                               800.789.ASIA (2742)

                                   UNDERWRITER
                          Provident Distributors, Inc.
                               3200 Horizon Drive
                         King of Prussia, PA 19406-0903

                              SHAREHOLDER SERVICES
                                    PFPC Inc.
                              211 South Gulph Road
                    King of Prussia, Pennsylvania 19406-0903
                                  800.892.0382

                                    CUSTODIAN
                              The Bank of New York
                              90 Washington Street
                          New York, New York 10286-0007

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                              345 California Street
                      San Francisco, California 94104-2635

                           [Graphic of dragon omitted]

                      FOR ADDITIONAL INFORMATION ABOUT THE
                          MATTHEWS INTERNATIONAL FUNDS:
                        456 MONTGOMERY STREET, SUITE 1200
                      SAN FRANCISCO, CALIFORNIA 94104-1245
                               800.789.ASIA (2742)
                              WWW.MATTHEWSFUNDS.COM

                   DISTRIBUTED BY PROVIDENT DISTRIBUTORS, INC.

--------------------------------------------------------------------------------
                                    MATTHEWS
--------------------------------------------------------------------------------
                               INTERNATIONAL FUNDS

                              WWW.MATTHEWSFUNDS.COM


                      MATTHEWS ASIAN GROWTH AND INCOME FUND
                         MATTHEWS ASIAN TECHNOLOGY FUND
                       MATTHEWS DRAGON CENTURY CHINA FUND
                               MATTHEWS JAPAN FUND
                               MATTHEWS KOREA FUND
                           MATTHEWS PACIFIC TIGER FUND

                           [Graphic of dragon omitted]

                               SEMI-ANNUAL REPORT
                                FEBRUARY 29, 2000

                           [ASIAN CHARACTERS OMITTED]